UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THE WEITZ FUNDS

Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

ANNUAL REPORT

March 31, 2008

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980     800-304-9745     402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Eight Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all eight of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

WEITZ EQUITY FUNDS

April 21, 2008

Dear Fellow Shareholder:

          The first quarter of 2008 ending March 31 was another turbulent one. The liquidity crisis in the credit markets continued. The U.S. economy slowed further, lending credence to the idea that it has entered a recession. The dollar declined in value and commodity prices continued upward. The housing industry depression deepened as home prices declined and mortgage defaults and foreclosures rose. The Federal Reserve and Treasury made increasingly aggressive and creative policy responses, the most visible of which was the “rescue” of Bear Stearns by J.P. Morgan facilitated by a Fed guarantee of $29 billion of Bear’s most illiquid and hard-to-value assets.

          Given this backdrop, it is not surprising that stock prices were very volatile and, on balance, declined. It was a poor quarter for our Funds and a very disappointing way to finish our fiscal year. At times like these, it is natural for investors to extrapolate recent trends and come to very bleak conclusions. We would agree that the dimensions of our economic problems are (in some ways) unprecedented and not subject to quick and painless resolution, but we do not believe that our economy and stock market are headed into an extended period of “nuclear winter” as some would suggest.

          We will discuss our reasons for (cautious) optimism in the balance of this letter, but first the numbers. The table below shows investment results (after deducting fees and expenses) for each of our four stock Funds and for three major stock market indices—the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*		Average Annual Total Returns*

	1st-Qtr	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year	Since Inception (6/1/83)

Value	-12.5%	-21.2%	-1.0%	7.6%	6.3%	11.3%	11.9%	N/A
Partners Value**	-12.9	-20.7	-0.3	7.5	6.3	11.7	12.3	13.2
Hickory	-11.2	-22.3	-0.3	11.9	3.4	10.7	N/A	N/A
Partners III**	-9.1	-20.1	-0.5	11.0	7.5	13.1	13.2	13.5

S&P 500#	-9.4	-5.1	5.8	11.3	3.5	9.4	10.9	11.6
Russell 2000#	-9.9	-13.0	5.1	14.9	5.0	N/A	N/A	N/A
Nasdaq Composite#	-13.9	-5.1	5.3	11.9	2.7	8.3	9.4	8.4

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory and Partners III Opportunity Funds, as stated in the most recent Prospectus are 1.14%, 1.15%, 1.22% and 1.57%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15-year, 20-year and Since Inception Nasdaq numbers for which reinvestment of dividend information was not available).

**

As of December 31, 1993, the Partners Value Fund (“Partners Value”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership and as of December 30, 2005, the Partners III Opportunity Fund (“Partners III”) succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (together with Weitz Partners II Limited Partnership, the “Partnerships”). The investment objectives, policies and restrictions of Partners Value and Partners III are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners Value and Partners III became investment companies registered with the Securities and Exchange Commission. During these periods, neither Partnership was registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If either Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

Market Commentary

          Volumes have already been (and will be) written about the “credit bubble” and the implications of its deflation. It is a fascinating subject and it is very tempting to write about causes, symptoms, villains, victims, policy prescriptions, and long-term implications. We suspect that our shareholders are most interested in answers to the question, “How are we to protect our capital and make it grow?”

          We will start with the caveats. We are optimistic about surviving and earning positive returns over the next several years, but investors will need to be patient—the economic news is likely to get worse and remain negative for some time. Home foreclosures have not peaked and it may be many years before a “normal” housing market resumes. Credit losses among lenders will continue at elevated levels. It will take time for lenders to rebuild their reserves. Regulatory capital requirements will be higher and lending standards have been raised, so credit to support consumption will be less available and more expensive. This does not have to be a terrible environment for investing, but we would expect a long period of alternate mood swings between abject pessimism and wishful thinking that could be stressful even for patient investors.

          On the positive side, we do not subscribe to the view that the current vicious circle of falling home prices, rising foreclosures, and worsening business environment will inevitably lead to another great depression. We believe there are several reasons we will be able to short-circuit that return trip to the 1930’s:

(1)

While financial companies are currently reeling, other companies that produce “real” products and services are generally doing well enough that economists cannot tell for sure whether GDP has actually turned negative yet. Many companies do business globally and are enjoying healthy demand abroad.Most companies are entering this slowdown with sound balance sheets. A recession will not be good for them, but it need not be devastating. Even (most) financial companies should be able to cope reasonably well once the credit markets reopen. (The long-term implications of the efforts of the Fed, Treasury and Congress to restore liquidity to markets are another subject.)

(2)

Pension and endowment funds, investment companies like Berkshire Hathaway, hedge funds and private equity funds, and even individuals have enormous amounts of capital available with which to buy distressed assets and companies. Investors bought and “recycled” billions of dollars of real estate collateral of failed savings and loans that was sold by the Resolution Trust Corporation (RTC) in the 1980’s. The tactics and compensation of some of the “vulture investors” may be unattractive and many individual homeowners will suffer serious losses, but we believe that self-corrective (albeit sometimes ruthless) economic forces can facilitate a bottoming of home prices and restore a needed level of confidence among lenders and borrowers.

(3)

Government intervention—by the Federal Reserve, Treasury, and Congress—should soften the impact of the recession. The Fed has opened the “discount window,” allowing banks, and for the first time, investment banks (brokerage firms) to borrow hundreds of billions of dollars to maintain adequate liquidity in the banking system. As mentioned above, when other investment firms lost faith in Bear Stearns and its failure seemed imminent, the Fed engineered a “rescue” by J.P. Morgan. Americans will be receiving checks soon as part of a $152 billion “stimulus package.” Congress is also studying ways to help homeowners adjust mortgage terms or refinance through government programs. The legal and logistical challenges to effectively assisting distressed homeowners are huge, but a substantial amount of fiscal stimulus should find its way into the system.

          The credit market “freeze” which began last August has lasted longer than we would have imagined possible. The credit bubble at the heart of today’s economic and investment problems was a very long time in the making and deflating it will also take time.

          We believe that during this period of adjustment, which may take years, there can be lots of investment opportunities for value investors. A company’s business value is a function of the cash it will generate for its owners over the next few decades. A soggy year or two does not make the value zero. On the other hand, the world has changed permanently for certain kinds of companies. Our challenge is to acknowledge the changes, to value the businesses realistically and then to have the courage of our convictions, understanding that it may take a while for the market’s enthusiasm to return.

Portfolio Review and Outlook

          Given such a muted outlook, some shareholders may ask, “Why not sell all of our stocks and wait for a more favorable environment?” For some, selling and taking refuge in cash may be an appropriate answer. (For those looking for shelter we do offer the Government Money Market Fund.) As we have said many times, peace of mind is very important. Exposing one’s capital to volatility that will cause personal anxiety may be a bad idea, especially for one who has enough capital and is interested in preserving it. As Warren Buffett is fond of saying, “Marrying for money is almost always a bad idea, but it’s really dumb if you’re already rich.”

          For those who are interested in the prudent pursuit of capital appreciation, the answer is more complicated. The investment outlook is always uncertain. The interplay of fear and greed leads to gross mis-pricing of stocks from time to time, and paraphrasing Mr. Buffett again, “Our job is to be fearful when others are greedy and greedy when others are fearful.” There are real things to be afraid of today, and stocks in general are not dirt cheap. Nevertheless, we think it is worth the effort to continue to identify, buy and hold stocks of good companies that are available at reasonable prices.

          Following this letter, there are several pages of data on each of the stock Funds. The financial world has changed a great deal over the past year, and the summary tables of buys and sells, gains and losses, etc. may be less useful than usual. However, they do provide a capsule summary of changes to the portfolios during the fiscal year. There is also a list of holdings for each portfolio. The stocks in each Fund are arranged by Global Industry Classification Standards (GICS) (responding to requests from several analysts and consultants) which represents a slight change from past reports.

          We found a few new investment ideas (Vulcan Materials, Wells Fargo and Lowe’s) and we took profits in stocks that had appreciated and became fully valued (Apollo Group, Discovery Holding and News Corp). We discovered and acknowledged some mistakes (Countrywide Financial). We sold some stocks whose values had declined or whose upside potential was diminished by changes in their business outlook. We added to existing positions whose fundamentals improved while their stock prices declined (WellPoint).

          Generally speaking, we continued to find greater value in larger, financially stronger companies. This continues a trend that has been in place for a few years and which has allowed us to upgrade portfolio quality without sacrificing upside potential. One element of “quality” that is particularly important in today’s environment is “excess capital.” With banks facing a capital shortage now, companies with plenty of capital can finance their own expansion and take advantage of opportunities to buy distressed assets.

          For each company we analyze, we try to determine an approximate intrinsic business value. The idea is that if we can buy stocks at deep discounts to their intrinsic values, those values will eventually be reflected in the stocks’ prices. We have no illusions about the precision in this process, but we have found that when the aggregate “price-to-value” (P/V) of our entire portfolio is lower than usual, subsequent portfolio performance tends to be better than when P/V is higher. Today’s P/V of our portfolios is definitely on the low end of the range. This has no predictive value in the short run, but gives us some confidence about the next few years.

          Investing is our business and, happily, it is what we like to do. We are excited by the challenges of this market, but we have no illusions about earning “easy” returns. We think our investment methods will continue to work as they have over the past 25 years since our firm was started (the results of the past 12 months notwithstanding) but as we have said—possibly ad nauseam—we and our shareholders may have to be unusually patient.

Annual Shareholder Information Meeting – Tuesday, May 27, 2008

          Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 27. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value	Co-manager Value and Partners Value
Portfolio Manager Hickory and Partners III	brad@weitzfunds.com
wally@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1998	28.9%	28.6%	0.3%
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Dec. 31, 2007	–10.3	5.5	–15.8
Mar. 31, 2008 (3 months)	–12.5	–9.4	–3.1

10-Year Cumulative Return ended Mar. 31, 2008	84.3	41.1	43.2
10-Year Average Annual Compound Return ended Mar. 31, 2008	6.3	3.5	2.8

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1998, through March 31, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2008 was –21.2%, 7.6% and 6.3%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.14% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	11.0%
Liberty Media - Entertainment	5.2
Redwood Trust	4.9
American International Group	4.7
Liberty Media - Interactive	4.7
American Express	4.1
Comcast	4.0
Liberty Global	3.7
Telephone & Data Systems	3.7
Washington Post	3.6

49.6%

* As of March 31, 2008

Industry Sectors*

Financials	31.5%
Consumer Discretionary	30.8
Health Care	10.9
Industrials	6.5
Information Technology	3.8
Telecommunication Services	3.7
Materials	3.1
Consumer Staples	2.0
Short-Term Securities/Other	7.7

100.0%

Largest Net Purchases and Sales for Year Ended March 31, 2008

Net Purchases ($mil)

Lowe’s (new)	$57
Wells Fargo (new)	45
Omnicare	40
Bed Bath & Beyond (new)	39
Vulcan Materials (new)	24

$205

Net Sales ($mil)

Wal-Mart	$100
UnitedHealth Group	95
Liberty Global	94
Berkshire Hathaway	89
Apollo Group	75
Other (net)	280

$733

Net Portfolio Sales	$528

Largest Net Contributions to Investment Results for Year Ended March 31, 2008

Positive ($mil)

Berkshire Hathaway	$54
Apollo Group	29
Liberty Global	19
Covidien	11
Discovery Holding	10

$123

Negative ($mil)

Countrywide Financial	$(168)
Fannie Mae	(47)
Omnicare	(46)
American International Group	(45)
Liberty Media - Interactive	(42)
Other (net)	(293)

$(641)

Net Portfolio Losses	$(518)

VALUE FUND
Schedule of Investments in Securities
March 31, 2008

	Shares	Value

COMMON STOCKS —92.3%

Financials — 31.5%

Insurance — 15.7%
Berkshire Hathaway, Inc. - CL B*	43,380	$194,034,402
American International Group, Inc.	1,912,500	82,715,625

		276,750,027
Mortgage REIT’s — 6.1%
Redwood Trust, Inc.†	2,382,100	86,589,335
Newcastle Investment Corp.	1,908,100	15,760,906
CBRE Realty Finance, Inc.	1,350,000	5,440,500

		107,790,741
Diversified Financials — 4.1%
American Express Co.	1,650,000	72,138,000

Thrifts & Mortgage Finance — 3.5%
Fannie Mae	1,800,000	47,376,000
Freddie Mac	588,700	14,905,884

		62,281,884
Banks — 2.1%
Wells Fargo & Co.(b)	1,300,000	37,830,000

		556,790,652

Consumer Discretionary — 30.8%

Broadcasting & Cable TV — 14.2%
Liberty Media Corp. - Entertainment - Series A*	4,051,630	91,728,903
Liberty Media Corp. - Capital - Series A*	1,080,000	16,999,200
Comcast Corp. - CL A	3,650,000	70,591,000
Liberty Global, Inc. - Series C*	1,990,000	64,635,200
Cumulus Media, Inc. - CL A*	1,121,168	7,153,052
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		251,107,355
Retailing — 11.3%
Liberty Media Corp. - Interactive - Series A*	5,100,000	82,314,000
Lowe’s Companies, Inc.	1,900,000	43,586,000
IAC/InterActiveCorp*	1,800,000	37,368,000
Bed Bath & Beyond, Inc.*	1,250,000	36,875,000

		200,143,000

The accompanying notes form an integral part of these financial statements.

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Media — 3.6%
The Washington Post Co. - CL B	95,048	$62,874,252

Education Services — 1.2%
Apollo Group, Inc. - CL A*	500,000	21,600,000

Consumer Durables & Apparel — 0.4%
Mohawk Industries, Inc.*	93,800	6,717,018

Leisure Facilities — 0.1%
Six Flags, Inc.*	900,000	1,476,000

		543,917,625

Health Care — 10.9%

Managed Health Care — 6.3%
WellPoint, Inc.*	1,300,000	57,369,000
UnitedHealth Group, Inc.	1,560,000	53,601,600

		110,970,600
Health Care Equipment & Services — 4.6%
Omnicare, Inc.	2,275,000	41,314,000
Covidien Ltd.	900,000	39,825,000

		81,139,000

		192,109,600
Industrials — 6.5%

Building Products — 2.4%
USG Corp.*	1,170,000	43,079,400

Industrial Conglomerates — 2.2%
Tyco International Ltd.	900,000	39,645,000

Transportation — 1.9%
United Parcel Service, Inc.	450,000	32,859,000

		115,583,400

Information Technology — 3.8%

Technology Hardware & Equipment — 3.3%
Dell, Inc.*	2,950,000	58,764,000

The accompanying notes form an integral part of these financial statements.

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Software & Services — 0.5%
Microsoft Corp.	300,000	$8,514,000

		67,278,000

Telecommunication Services — 3.7%

Telecommunication Services — 3.7%
Telephone and Data Systems, Inc. - Special	1,730,000	64,529,000

Materials — 3.1%

Materials — 3.1%
Martin Marietta Materials, Inc.	180,000	19,110,600
Vulcan Materials Co.	277,000	18,392,800
Eagle Materials, Inc.	500,000	17,775,000

		55,278,400

Consumer Staples — 2.0%

Hypermarkets & Super Centers — 2.0%
Wal-Mart Stores, Inc.	675,000	35,559,000

Total Common Stocks (Cost $1,644,548,773)		1,631,045,677

SHORT-TERM SECURITIES — 8.1%

Wells Fargo Advantage Government Money Market Fund 2.4%(a) (Cost $143,618,933)	143,618,933	143,618,933

Total Investments in Securities (Cost $1,788,167,706)		1,774,664,610
Options Written — (0.1%)		(1,530,000)
Other Liabilities in Excess of Other Assets — (0.3%)		(5,306,274)

Net Assets — 100%		$1,767,828,336

Net Asset Value Per Share		$27.74

The accompanying notes form an integral part of these financial statements.

VALUE FUND
Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Wells Fargo & Co.	July 2008 / $30	600,000	$(1,530,000)

Total Options Written (premiums received $1,904,979)			$(1,530,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

(b)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.

FUND PERFORMANCE — PARTNERS VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1998	29.1%	28.6%	0.5%
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Dec. 31, 2007	–8.5	5.5	–14.0
Mar. 31, 2008 (3 months)	–12.9	–9.4	–3.5

10-Year Cumulative Return ended Mar. 31, 2008	84.8	41.1	43.7
10-Year Average Annual Compound Return ended Mar. 31, 2008	6.3	3.5	2.8

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1998, through March 31, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund ’s average annual total return for the one, five and ten year periods ended March 31, 2008 was –20.7%, 7.5% and 6.3%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.15% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — PARTNERS VALUE FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	11.5%
Redwood Trust	6.1
Liberty Media - Entertainment	5.6
Liberty Media - Interactive	5.3
American International Group	5.2
American Express	4.6
Comcast	4.2
WellPoint	4.2
Telephone & Data Systems	4.1
UnitedHealth Group	4.1

54.9%

Industry Sectors*

Consumer Discretionary	36.1%
Financials	30.4
Health Care	11.0
Industrials	4.9
Telecommunication Services	4.1
Information Technology	3.3
Consumer Staples	2.1
Short-Term Securities/Other	8.1

100.0%

* As of March 31, 2008

Largest Net Purchases and Sales for Year Ended March 31, 2008

Net Purchases ($mil)

Lowe’s (new)	$42
Omnicare	33
Redwood Trust	28
American Express	25
WellPoint	22

$150

Net Sales ($mil)

Wal-Mart	$65
Apollo Group (eliminated)	63
Liberty Global	62
Berkshire Hathaway	44
Discovery Holding (eliminated)	43
Other (net)	172

$449

Net Portfolio Sales	$299

Largest Net Contributions to Investment Results for Year Ended March 31, 2008

Positive ($mil)

Berkshire Hathaway	$36
Apollo Group	19
Liberty Global	14
Covidien	7
Discovery Holding	7

$83

Negative ($mil)

Countrywide Financial	$(114)
American International Group	(35)
Omnicare	(33)
Fannie Mae	(32)
Liberty Media - Interactive	(27)
Other (net)	(179)

$(420)

Net Portfolio Losses	$(337)

PARTNERS VALUE FUND
Schedule of Investments in Securities
March 31, 2008

	Shares	Value

COMMON STOCKS — 91.9%

Consumer Discretionary — 36.1%

Broadcasting & Cable TV — 14.2%
Liberty Media Corp. - Entertainment - Series A*	3,000,000	$67,920,000
Liberty Media Corp. - Capital - Series A*	775,000	12,198,500
Comcast Corp. - CL A	2,650,000	51,251,000
Liberty Global, Inc. - Series C*	1,277,000	41,476,960
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		172,846,460
Retailing — 13.4%
Liberty Media Corp. - Interactive - Series A*	4,000,000	64,560,000
IAC/InterActiveCorp*	1,900,000	39,444,000
Cabela’s, Inc. - CL A*	2,311,600	32,732,256
Lowe’s Companies, Inc.	1,200,000	27,528,000

		164,264,256
Media — 4.1%
The Washington Post Co. - CL B	68,100	45,048,150
Daily Journal Corp.* †	116,000	4,761,800

		49,809,950
Consumer Durables & Apparel — 2.9%
Mohawk Industries, Inc.*	500,000	35,805,000

Consumer Services — 1.5%
Coinstar, Inc.*	650,000	18,291,000

		441,016,666

Financials — 30.4%

Insurance — 16.8%
Berkshire Hathaway, Inc. - CL B*	22,500	100,640,250
Berkshire Hathaway, Inc. - CL A*	300	40,020,000
American International Group, Inc.	1,481,200	64,061,900

		204,722,150
Mortgage REIT’s — 6.1%
Redwood Trust, Inc.†	2,045,515	74,354,470

Diversified Financials — 4.6%
American Express Co.	1,281,900	56,044,668

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Thrifts & Mortgage Finance — 2.9%
Fannie Mae	1,352,000	$35,584,640

		370,705,928

Health Care — 11.0%

Managed Health Care — 8.2%
WellPoint, Inc.*	1,150,000	50,749,500
UnitedHealth Group, Inc.	1,450,000	49,822,000

		100,571,500
Health Care Equipment & Services — 2.8%
Omnicare, Inc.	1,875,000	34,050,000

		134,621,500

Industrials — 4.9%

Building Products — 2.6%
USG Corp.*	875,000	32,217,500

Industrial Conglomerates — 2.3%
Tyco International Ltd.	625,000	27,531,250

		59,748,750

Telecommunication Services — 4.1%

Telecommunication Services — 4.1%
Telephone and Data Systems, Inc. - Special	1,342,000	50,056,600

Information Technology — 3.3%

Technology Hardware & Equipment — 3.3%
Dell, Inc.*	2,000,000	39,840,000

Consumer Staples — 2.1%

Hypermarkets & Super Centers — 2.1%
Wal-Mart Stores, Inc.	475,000	25,023,000

Total Common Stocks (Cost $1,103,711,701)		1,121,012,444

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 7.4%

Wells Fargo Advantage Government Money Market Fund 2.4%(a)
(Cost $90,604,871)	90,604,871	$90,604,871

Total Investments in Securities (Cost $1,194,316,572)		1,211,617,315
Other Assets Less Other Liabilities — 0.7%		8,827,448

Net Assets — 100%		$1,220,444,763

Net Asset Value Per Share		$17.33

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

FUND PERFORMANCE — HICKORY FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1998	33.0%	28.6%	4.4%
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Dec. 31, 2007	–13.1	5.5	–18.6
Mar. 31, 2008 (3 months)	–11.2	–9.4	–1.8

10-Year Cumulative Return ended Mar. 31, 2008	40.1	41.1	–1.0
10-Year Average Annual Compound Return ended Mar. 31, 2008	3.4	3.5	–0.1

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1998, through March 31, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2008 was –22.3%, 11.9% and 3.4%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	10.4%
Redwood Trust	7.7
American International Group	5.1
Liberty Media - Entertainment	4.9
Liberty Media - Interactive	4.4
Coinstar	3.8
Cabela’s	3.7
UnitedHealth Group	3.5
Mohawk Industries	3.3
Liberty Global	3.3

50.1%

* As of March 31, 2008

Industry Sectors*

Consumer Discretionary	35.7%
Financials	30.8
Health Care	11.4
Industrials	6.2
Telecommunication Services	4.5
Information Technology	2.5
Materials	2.0
Short-Term Securities/Other	6.9

100.0%

Largest Net Purchases and Sales for Year Ended March 31, 2008

Net Purchases ($mil)

American International Group	$7.0
Lowe’s (new)	6.4
Omnicare	6.1
WellPoint	5.3
USG Corp.	4.4

$29.2

Net Sales ($mil)

Cumulus Media	$8.4
Liberty Global	8.1
Apollo Group	7.7
Corinthian Colleges (eliminated)	7.4
Wal-Mart (eliminated)	7.1
Other (net)	11.1

$49.8

Net Portfolio Sales	$20.6

Largest Net Contributions to Investment Results for Year Ended March 31, 2008

Positive ($mil)

Berkshire Hathaway	$5.1
Apollo Group	3.2
Liberty Global	2.5
TD Ameritrade	1.6
LICT Corp. & CIBL, Inc.#	1.2

$13.6

Negative ($mil)

Countrywide Financial	$(19.9)
Omnicare	(8.3)
American International Group	(7.2)
CBRE Realty	(6.0)
Six Flags	(5.9)
Other (net)	(41.6)

$(88.9)

Net Portfolio Losses	$(75.3)

# For presentation purposes, securities combined due to spin-off during the year.

HICKORY FUND
Schedule of Investments in Securities
March 31, 2008

	Shares	Value

COMMON STOCKS — 93.1%

Consumer Discretionary — 35.7%

Broadcasting & Cable TV — 13.1%
Liberty Media Corp. - Entertainment - Series A*	560,000	$12,678,400
Liberty Media Corp. - Capital - Series A*	145,000	2,282,300
Liberty Global, Inc. - Series C*	261,695	8,499,854
Comcast Corp. - CL A Special	310,000	5,880,700
Cumulus Media, Inc. - CL A*	605,300	3,861,814
CIBL, Inc.* #	1,005	502,500

		33,705,568
Retailing — 12.9%
Liberty Media Corp. - Interactive - Series A*	700,000	11,298,000
Cabela’s, Inc. - CL A*	672,500	9,522,600
Lowe’s Companies, Inc.	230,000	5,276,200
IAC/InterActiveCorp*	200,000	4,152,000
Bed Bath & Beyond, Inc.*	100,000	2,950,000

		33,198,800
Consumer Services — 3.8%
Coinstar, Inc.*	349,960	9,847,874

Consumer Durables & Apparel — 3.4%
Mohawk Industries, Inc.*	120,000	8,593,200

Education Services — 1.7%
Apollo Group, Inc - CL A*	100,000	4,320,000

Leisure Facilities — 0.8%
Six Flags, Inc.*	1,250,000	2,050,000

		91,715,442

Financials — 30.8%

Insurance — 15.5%
Berkshire Hathaway, Inc. - CL A*	200	26,680,000
American International Group, Inc.	300,000	12,975,000

		39,655,000

The accompanying notes form an integral part of these financial statements.

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage REIT’s — 9.5%
Redwood Trust, Inc.	543,300	$19,748,955
CBRE Realty Finance, Inc.	705,400	2,842,762
Newcastle Investment Corp.	227,200	1,876,672

		24,468,389
Diversified Financials — 2.6%
American Express Co.	150,000	6,558,000

Thrifts & Mortgage Finance — 1.7%
Fannie Mae	170,000	4,474,400

Investment Banking & Brokerage — 1.5%
TD Ameritrade Holding Corp.*	230,000	3,797,300

		78,953,089

Health Care — 11.4%

Managed Health Care — 6.7%
UnitedHealth Group, Inc.	260,000	8,933,600
WellPoint, Inc.*	185,000	8,164,050

		17,097,650
Health Care Equipment & Services — 4.7%
Omnicare, Inc.	425,000	7,718,000
Covidien Ltd.	100,000	4,425,000

		12,143,000

		29,240,650
Industrials — 6.2%

Industrial Conglomerates — 2.6%
Tyco International Ltd.	150,000	6,607,500

Building Products — 2.4%
USG Corp.*	170,000	6,259,400

Capital Goods — 1.2%
Beacon Roofing Supply, Inc.*	300,000	3,000,000

		15,866,900

The accompanying notes form an integral part of these financial statements.

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Telecommunication Services — 4.5%

Telecommunication Services — 4.5%
Telephone and Data Systems, Inc. - Special	200,000	$7,460,000
LICT Corp.* #	1,005	4,120,500

		11,580,500
Information Technology — 2.5%

Technology Hardware & Equipment — 2.3%
Dell, Inc.*	300,000	5,976,000

Software & Services — 0.2%
Convera Corp.*	343,562	584,056

		6,560,056
Materials — 2.0%

Materials — 2.0%
Martin Marietta Materials, Inc.	25,000	2,654,250
Eagle Materials, Inc.	70,000	2,488,500

		5,142,750

Total Common Stocks (Cost $262,125,710)		239,059,387

SHORT-TERM SECURITIES — 7.5%

Wells Fargo Advantage Government Money Market Fund 2.4%(a) (Cost $19,241,695)	19,241,695	19,241,695

Total Investments in Securities (Cost $281,367,405)		258,301,082
Other Liabilities in Excess of Other Assets — (0.6%)		(1,632,082)

Net Assets — 100%		$256,669,000

Net Asset Value Per Share		$30.53

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (“Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company.

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1998	10.9%	28.6%	–17.7%
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
Dec. 31, 2007	–12.9	5.5	–18.4
Mar. 31, 2008 (3 months)	–9.1	–9.4	0.3

10-Year Cumulative Return ended Mar. 31, 2008	105.2	41.1	64.1
10-Year Average Annual Compound Return ended Mar. 31, 2008	7.5	3.5	4.0

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1998, through March 31, 2008 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended March 31, 2008 was –20.1%, 11.0% and 7.5%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.57% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	11.9%
Redwood Trust	7.8
American International Group	5.2
WellPoint	4.8
Liberty Media - Interactive	4.4
Coinstar	3.6
Cabela’s	3.5
Liberty Media - Entertainment	3.4
American Express	3.4
Comcast	3.1

51.1%

Industry Sectors*

Consumer Discretionary	34.3%
Financials	32.0
Health Care	12.2
Industrials	5.5
Information Technology	4.2
Materials	3.0
Telecommunication Services	2.3
Consumer Staples	2.0

Total Long Positions	95.5
Securities Sold Short	(20.1)

Net Long Positions	75.4
Short Proceeds/Other	24.6

100.0%

* Percentage of net assets as of March 31, 2008

Largest Net Purchases and Sales for Year Ended March 31, 2008

Net Purchases ($mil)

WellPoint	$10.7
American International Group	10.2
Lowe’s (new)	7.1
Redwood Trust	6.7
American Express	6.5

$41.2

Net Sales ($mil)

Short Positions	$8.0
Cumulus Media	7.9
Liberty Global	7.6
Expedia (eliminated)	7.2
Wal-Mart	7.2
Other (net)	6.5

$44.4

Net Portfolio Sales	$3.2

Largest Net Contributions to Investment Results for Year Ended March 31, 2008

Positive ($mil)

Short Positions	$7.8
Berkshire Hathaway	5.7
Apollo Group	2.4
Liberty Global	2.3
Wal-Mart	1.4

$19.6

Negative ($mil)

Countrywide Financial	$(18.6)
Omnicare	(8.2)
American International Group	(6.7)
Cabela’s	(6.0)
Fannie Mae	(5.6)
Other (net)	(37.8)

$(82.9)

Net Portfolio Losses	$(63.3)

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities
March 31, 2008

	Shares	Value

COMMON STOCKS — 95.5%

Consumer Discretionary — 34.3%

Retailing — 13.0%
Liberty Media Corp. - Interactive - Series A* (b)	700,000	$11,298,000
Cabela’s, Inc. - CL A* (b)	647,500	9,168,600
Lowe’s Companies, Inc.	235,000	5,390,900
IAC/InterActiveCorp*	200,000	4,152,000
Bed Bath & Beyond, Inc.*	130,000	3,835,000

		33,844,500
Broadcasting & Cable TV — 11.1%
Liberty Media Corp. - Entertainment - Series A* (b)	388,000	8,784,320
Liberty Media Corp. - Capital - Series A* (b)	97,000	1,526,780
Comcast Corp. - CL A	410,000	7,929,400
Liberty Global, Inc. - Series C* (b)	233,000	7,567,840
Cumulus Media, Inc. - CL A*	450,750	2,875,785

		28,684,125
Consumer Services — 3.6%
Coinstar, Inc.*	330,000	9,286,200

Consumer Durables & Apparel — 3.0%
Mohawk Industries, Inc.*	110,000	7,877,100

Education Services — 1.7%
Apollo Group, Inc - CL A*	100,000	4,320,000

Media — 1.3%
The Washington Post Co. - CL B(b)	5,000	3,307,500

Leisure Facilities — 0.6%
Six Flags, Inc.*	1,000,000	1,640,000

		88,959,425

Financials — 32.0%

Insurance — 17.1%
Berkshire Hathaway, Inc. - CL A* (b)	130	17,342,000
Berkshire Hathaway, Inc. - CL B* (b)	3,000	13,418,700
American International Group, Inc.	310,000	13,407,500

		44,168,200

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage REIT’s — 8.7%
Redwood Trust, Inc.(b)	555,000	$20,174,250
Newcastle Investment Corp.	220,000	1,817,200
CBRE Realty Finance, Inc.	117,000	471,510

		22,462,960
Diversified Financials — 3.4%
American Express Co.	200,000	8,744,000

Thrifts & Mortgage Finance — 1.5%
Fannie Mae	150,000	3,948,000

Investment Banking & Brokerage — 1.3%
TD Ameritrade Holding Corp.*	210,000	3,467,100

		82,790,260

Health Care — 12.2%

Managed Health Care — 7.7%
WellPoint, Inc.*	280,000	12,356,400
UnitedHealth Group, Inc.	220,000	7,559,200

		19,915,600
Health Care Equipment & Services — 4.5%
Omnicare, Inc.	400,000	7,264,000
Covidien Ltd.	102,500	4,535,625

		11,799,625

		31,715,225
Industrials — 5.5%

Industrial Conglomerates — 2.5%
Tyco International Ltd.	145,000	6,387,250

Building Products — 2.0%
USG Corp.*	144,161	5,308,008

Capital Goods — 1.0%
Beacon Roofing Supply, Inc.*	250,000	2,500,000

		14,195,258

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Information Technology — 4.2%

Technology Hardware & Equipment — 2.6%
Dell, Inc.*	330,000	$6,573,600
Continental Resources #	700	280,000

		6,853,600
Software & Services — 1.6%
Intelligent Systems Corp.* # †	883,999	2,651,997
Google, Inc. - CL A*	2,000	880,940
Convera Corp.*	280,000	476,000

		4,008,937

		10,862,537
Materials — 3.0%

Materials — 3.0%
Eagle Materials, Inc.	120,000	4,266,000
Martin Marietta Materials, Inc.	32,000	3,397,440

		7,663,440

Telecommunication Services — 2.3%

Telecommunication Services — 2.3%
Telephone and Data Systems, Inc. - Special(b)	162,900	6,076,170

Consumer Staples — 2.0%

Hypermarkets & Super Centers — 2.0%
Wal-Mart Stores, Inc.(b)	100,000	5,268,000

Total Common Stocks (Cost $254,815,527)		247,530,315

SHORT-TERM SECURITIES — 4.9%

Wells Fargo Advantage Government Money Market Fund 2.4%(a) (Cost $12,670,313)	12,670,313	12,670,313

Total Investments in Securities (Cost $267,485,840)		260,200,628
Due From Broker(b) — 21.2%		54,960,216
Securities Sold Short — (20.1%)		(52,184,150)
Other Liabilities in Excess of Other Assets — (1.5%)		(3,897,878)

Net Assets — 100%		$259,078,816

Net Asset Value Per Share		$8.55

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SECURITIES SOLD SHORT

Ishares Dow Jones U.S. Real Estate	100,000	$(6,510,000)
Ishares Russell 2000	220,000	(15,072,200)
Ishares Russell 2000 Value	230,000	(15,166,200)
Ishares Russell Midcap	165,000	(15,435,750)

Total Securities Sold Short (proceeds $61,511,498)		$(52,184,150)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

(b)	Fully or partially pledged as collateral on securities sold short.

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

April 16, 2008

Dear Fellow Shareholder:

          The Balanced Fund had another rough quarter in a tough market. The Fund’s total return in the first calendar quarter was -7.1% versus -4.5% for our primary benchmark, the Blended Index†. Our poor results over the past year have impacted all of the trailing return comparisons due to the Fund’s relatively short history. The unflattering details are shown below.

          The following table shows the results of the Balanced Fund over various time periods through March 31, 2008, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*		Average Annual Total Returns*

	3-Mos.	1-Year	2-Year	3-Year	4-Year	Since Inception

Balanced Fund	-7.1%	-12.3%	-1.0%	1.3%	3.1%	3.9%

Blended Index†#	-4.5	0.5	4.8	5.8	5.3	6.8
S&P 500#	-9.4	-5.1	3.0	5.8	6.1	8.5
Lehman Brothers Intermediate U.S.
Government/Credit Index#	3.0	8.9	7.5	5.7	4.1	4.2

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.14% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

Fiscal 2008 Review

          The numbers speak for themselves - it was a bad year. Last March, coming off a strong fiscal 2007, our stock investments (55% of Fund assets) were increasingly concentrated in industry-leading companies with strong balance sheets. The Fund’s bond investments (roughly 25% of assets) were tilted to U.S. Treasuries and other securities with limited credit risk, and we had nearly 20% of assets in short-term reserves waiting for better opportunities. We thought the portfolio was geared to withstand tough conditions. In retrospect, our positioning was not defensive enough.

          Lousy stock results drove the Fund’s negative return, as bonds provided a sturdy but insufficient cushion. Financial stocks in particular are mired in a bear market, as the credit crunch continues to exact a heavy toll on many companies. We booked a well-chronicled, permanent loss on our Countrywide Financial investment. In addition, several of our health care and retail stocks declined significantly. Our value estimates on a handful of stocks did decline moderately during the year. In most cases, however, we think our stocks are experiencing what Ben Graham described as temporary “quotational losses” rather than permanent capital impairments.

          In this challenging environment, we have continued to follow a methodical approach to allocating assets. We have not gone into the bunker, nor have we looked for a quick fix. In short, our investment philosophy and process remain the same. Significant portfolio developments over the past year include:

•

We bought stocks as they became more attractive. The Fund’s allocation to common stocks is 64%, up from 55% a year ago. We invested 5% of net assets in construction materials companies, and we modestly increased the Fund’s investments in cable television operators and retailers. Our financial investments are now more heavily weighted to world-class companies (Berkshire Hathaway, American Express, Wells Fargo) and businesses with substantial excess capital (Redwood Trust).

•

We sold U.S. Treasuries as they became less attractive. We decreased the Fund’s allocation to U.S. Treasuries from 14% to 3% over the past year. Investors have bid Treasury prices up aggressively amid the market turmoil. Our view is that they are now paying a high price for peace of mind. Longer-dated Treasuries have plenty of risk if interest rates rise, while offering very modest potential returns.

•

We bought high-quality mortgage-backed securities (MBS) as they became more attractive. Agency-guaranteed mortgage-backed and pass-through securities represent 17% of the Fund, up from 6% last year. We effectively rolled most of the Treasury sale proceeds into MBS with expected lives in the 2-5 year range. These securities offer decent-to-good return potential with little risk of negative surprises.

•

Our investments in corporate bonds remain small, though the opportunity set may be growing. Corporate bond yields are higher than they have been in some time, as investors are demanding more compensation for the risks they are taking. Many lower quality bonds again offer equity-like potential returns; however, the risks are quite high due to the lax lending standards of the past few years. We are watching with interest from the sidelines for now.

•

Internal “watch-list” securities represent just 3% of Fund assets. We have identified a handful of small positions that are most at risk if conditions worsen. These securities generally have uncorrelated risk profiles. We still own them because our outlook, while muted, is less pessimistic than that of the market. From current depressed prices, the return potential of this small basket of securities is quite high.

•	Short-term securities declined from 20% to 8% of Fund assets, primarily as a result of the stock purchases described above.

Outlook

          While recent results have been a disappointing setback, we think the Fund’s longer-term prospects are solid. We believe our stocks are materially cheaper than they were a year ago. Our approach has been to stockpile financially strong companies in case the economy surprises on the downside, rather than trying to maximize recovery returns. As a result, the portfolio is heavily weighted to durable, market-leading businesses. Our bonds consist of high quality, liquid securities that provide stability and a steady source of cash flow. Finally, we continue to hold significant short-term reserves for flexibility. Thank you again for your trust and continued patience.

Annual Shareholder Information Meeting – Tuesday, May 27, 2008

          Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 27. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

Regards,

Bradley P. Hinton Portfolio Manager brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

FUND PERFORMANCE — BALANCED FUND
(Unaudited)

The chart below depicts the change in the value of a $10,000 investment for the period since inception of the Balanced Fund (October 1, 2003) through March 31, 2008, as compared with the growth of the Blended Index during the same period. The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500 (“S&P 500”), which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index (“Lehman Index”), which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. The chart also includes information about the growth of the S&P 500 and the Lehman Index for the period. Index performance is hypothetical and is shown for illustrative purposes only. A $10,000 investment in the Balanced Fund on October 1, 2003, would have been valued at $11,879 on March 31, 2008.

	Total Return	Average Annual Total Returns

	1-Year	2-Year	3-Year	4-Year	Since Inception (Oct. 1, 2003)

Balanced Fund	–12.3%	–1.0%	1.3%	3.1%	3.9%
Blended Index	0.5	4.8	5.8	5.3	6.8
S&P 500 Index	–5.1	3.0	5.8	6.0	8.5
Lehman Index	8.9	7.5	5.7	4.1	4.2

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.14% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

PORTFOLIO PROFILE — BALANCED FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	4.5%
Liberty Media - Interactive	3.4
Redwood Trust	3.2
Comcast	2.7
American Express	2.5
Liberty Media - Entertainment	2.5
Coinstar	2.4
American International Group	2.4
WellPoint	2.3
UnitedHealth Group	2.3

28.2%

* As of March 31, 2008

Industry Sectors*

Consumer Discretionary	22.0%
Financials	18.3
Health Care	7.0
Materials	4.8
Industrials	4.8
Telecommunication Services	2.8
Consumer Staples	2.3
Information Technology	2.2

Total Common Stocks	64.2%

Mortgage-Backed Securities	15.1%
Short-Term Securities/Other	8.2
U.S. Treasury and Government Agency	6.8
Mortgage Pass-Through Securities	3.2
Corporate Bonds	1.6
Convertible Preferred Stocks	0.5
Taxable Municipal Bonds	0.4

Total Bonds & Short-Term Securities	35.8%

Largest Net Contributions to Investment Results for Year Ended March 31, 2008

Positive (000’s)

Berkshire Hathaway	$644
Apollo Group	530
Iron Mountain	466
Liberty Global	308
Wal-Mart	222

$2,170

Negative (000’s)

Countrywide Financial	$(2,964)
Omnicare	(1,057)
CBRE Realty	(944)
WellPoint	(900)
American International Group	(835)
Other (net)	(7,138)

$(13,838)

Net Portfolio Losses	$(11,668)

BALANCED FUND
Schedule of Investments in Securities
March 31, 2008

	Shares	Value

COMMON STOCKS — 64.2%

Consumer Discretionary — 22.0%

Retailing — 10.1%
Liberty Media Corp. - Interactive - Series A*	160,000	$2,582,400
Cabela’s, Inc. - CL A*	100,000	1,416,000
Lowe’s Companies, Inc.	60,000	1,376,400
IAC/InterActiveCorp*	65,000	1,349,400
Bed Bath & Beyond, Inc.*	32,000	944,000

		7,668,200
Broadcasting & Cable TV — 6.6%
Comcast Corp. - CL A	105,000	2,030,700
Liberty Media Corp. - Entertainment - Series A*	84,000	1,901,760
Liberty Media Corp. - Capital - Series A*	21,000	330,540
Liberty Global, Inc. - Series C*	23,000	747,040

		5,010,040
Consumer Services — 2.4%
Coinstar, Inc.*	65,000	1,829,100

Consumer Durables & Apparel — 1.9%
Mohawk Industries, Inc.*	20,000	1,432,200

Media — 1.0%
The Washington Post Co. - CL B	1,200	793,800

		16,733,340

Financials — 18.3%

Insurance — 6.9%
Berkshire Hathaway, Inc. - CL B*	770	3,444,133
American International Group, Inc.	42,000	1,816,500

		5,260,633
Mortgage REIT’s — 4.5%
Redwood Trust, Inc.	66,500	2,417,275
Newcastle Investment Corp.	62,868	519,290
CBRE Realty Finance, Inc.	128,400	517,452

		3,454,017
Diversified Financials — 2.5%
American Express Co.	44,000	1,923,680

The accompanying notes form an integral part of these financial statements.

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Thrifts & Mortgage Finance — 1.7%
Fannie Mae	36,000	$947,520
Freddie Mac	13,000	329,160

		1,276,680
Investment Banking & Brokerage — 1.4%
TD Ameritrade Holding Corp.*	65,000	1,073,150

Banks — 1.3%
Wells Fargo & Co.	35,000	1,018,500

		14,006,660

Health Care — 7.0%

Managed Health Care — 4.6%
WellPoint, Inc.*	40,000	1,765,200
UnitedHealth Group, Inc.	50,000	1,718,000

		3,483,200
Health Care Equipment & Services — 2.4%
Omnicare, Inc.	60,000	1,089,600
Laboratory Corporation of America Holdings*	10,500	773,640

		1,863,240

		5,346,440
Materials — 4.8%

Materials — 4.8%
Martin Marietta Materials, Inc.	10,000	1,061,700
Vulcan Materials Co.	15,500	1,029,200
Eagle Materials, Inc.	27,000	959,850
Cemex, S.A.B. de C. V. - Sponsored ADR*	23,000	600,760

		3,651,510

Industrials — 4.8%

Building Products — 1.7%
USG Corp.*	35,000	1,288,700

Transportation — 1.3%
United Parcel Service, Inc.	13,500	985,770

The accompanying notes form an integral part of these financial statements.

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Capital Goods — 1.0%
Beacon Roofing Supply, Inc.*	80,000	$800,000

Industrial Conglomerates — 0.8%
Tyco International Ltd.	13,000	572,650

		3,647,120

Telecommunication Services — 2.8%

Telecommunication Services — 2.8%
Telephone and Data Systems, Inc. - Special	42,000	1,566,600
U.S. Cellular Corp.*	10,000	550,000

		2,116,600

Consumer Staples — 2.3%

Hypermarkets & Super Centers — 1.5%
Wal-Mart Stores, Inc.	22,000	1,158,960

Food Beverage & Tobacco — 0.8%
Diageo PLC - Sponsored ADR	7,500	609,900

		1,768,860

Information Technology — 2.2%

Software & Services — 1.1%
Microsoft Corp.	30,000	851,400

Technology Hardware & Equipment — 1.1%
Dell, Inc.*	41,000	816,720

		1,668,120

Total Common Stocks (Cost $55,159,860)		48,938,650

CONVERTIBLE PREFERRED STOCKS — 0.5%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	358,800

The accompanying notes form an integral part of these financial statements.

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

CORPORATE BONDS — 1.6%

The Washington Post Co. 5.5% 2/15/09	$755,000	$768,758
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	309,281
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	162,500

Total Corporate Bonds (Cost $1,303,094)		1,240,539

MORTGAGE-BACKED SECURITIES — 15.1%(c)

Federal Home Loan Mortgage Corporation — 9.0%

2665 CL WY — 4.5% 2027 (1.3 years)	750,000	752,442
3028 CL MB — 5.0% 2026 (1.3 years)	504,456	512,579
2548 CL HB — 4.5% 2010 (1.6 years)	750,000	762,413
2831 CL AB — 5.0% 2018 (2.5 years)	343,712	354,115
2926 CL AB — 5.0% 2019 (2.7 years)	797,291	821,304
2542 CL LD — 5.0% 2022 (2.8 years)	1,055,861	1,086,234
2627 CL LE — 3.0% 2017 (2.9 years)	884,414	862,580
2975 CL OD — 5.5% 2027 (3.1 years)	800,000	823,227
3209 CL TU — 5.0% 2017 (4.9 years)	887,400	905,938

		6,880,832

Federal National Mortgage Association — 4.5%

2003-87 CL JA — 4.25% 2033 (0.3 years)	41,576	41,565
2003-87 CL TG — 4.5% 2014 (1.4 years)	460,000	466,411
2003-113 CL PC — 4.0% 2015 (1.6 years)	1,000,000	1,009,341
2002-55 CL VA — 5.5% 2013 (1.9 years)	260,440	266,621
2006-78 CL AV — 6.5% 2017 (2.3 years)	664,385	697,019
2003-83 CL VA — 5.5% 2014 (2.8 years)	291,581	302,856
2005-59 CL PB — 5.5% 2028 (3.2 years)	650,000	668,068

		3,451,881

Other — 1.6%
CDMC 2003-7P CL A4 — 3.376% 2017 (3.3 years)(d)	912,723	857,615
Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.6 years)	357,792	343,209

		1,200,824

Total Mortgage-Backed Securities (Cost $11,212,690)		11,533,537

The accompanying notes form an integral part of these financial statements.

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE PASS-THROUGH SECURITIES — 3.2%(c)

Federal National Mortgage Association — 1.5%

357985 — 4.5% 2020 (4.3 years)	$1,127,003	$1,123,454

Federal Home Loan Mortgage Corporation — 1.7%

18190 — 5.5% 2022 (3.7 years)	439,400	448,657
G11773 — 5.0% 2020 (3.9 years)	848,681	859,959

		1,308,616

Total Mortgage Pass-Through Securities (Cost $2,349,286)		2,432,070

TAXABLE MUNICIPAL BONDS — 0.4%

University of California 4.85% 5/15/13 (Cost $297,983)	300,000	305,148

U.S. TREASURY AND GOVERNMENT AGENCY — 6.8%

U.S. Treasury — 3.3%

U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,254,005
U.S. Treasury Note 3.125% 10/15/08	300,000	302,953
U.S. Treasury Note 3.0% 2/15/09	400,000	405,094
U.S. Treasury Note 3.625% 7/15/09	500,000	513,399

		2,475,451

Government Agency — 3.5%

Federal Home Loan Banks 3.55% 4/15/08	500,000	500,218
Freddie Mac 4.0% 4/28/09	240,000	244,450
Federal Home Loan Banks 4.16% 12/08/09	400,000	412,745
Federal Home Loan Banks 5.25% 5/16/11	500,000	501,774
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,034,853

		2,694,040

Total U.S. Treasury and Government Agency (Cost $5,073,783)		5,169,491

The accompanying notes form an integral part of these financial statements.

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 8.7%

Wells Fargo Advantage Government Money Market Fund 2.4%(a)	3,636,257	$3,636,257
Federal Farm Credit Banks Discount Note 1.8% 4/07/08(b)	3,000,000	2,999,112

Total Short-Term Securities (Cost $6,635,357)		6,635,369

Total Investments in Securities (Cost $82,731,048)		76,613,604
Other Liabilities in Excess of Other Assets — (0.5%)		(414,363)

Net Assets — 100%		$76,199,241

Net Asset Value Per Share		$10.05

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

April 21, 2008

Dear Fellow Shareholder:

          The Nebraska Tax-Free Income Fund’s total return for the first quarter of 2008 was +0.4%, which consisted of approximately +0.9% from net interest income (after deducting fees and expenses) and -0.5% from (realized and unrealized) depreciation of our bonds. Our Fund’s primary benchmark, the Lehman Brothers 5-Year Municipal Bond Index, returned +1.9%.

          The table below shows the results of the Nebraska Tax-Free Income Fund over various time periods through March 31, 2008, along with the Lehman Brothers 5-Year Municipal Bond Index, our primary benchmark. The key measures of the Fund’s portfolio (average maturity and duration) have most closely resembled this Lehman Brothers index. As a reminder, we don’t manage the Fund to mimic any particular index but thought it would be informative to provide an example of a broadly constructed unmanaged index whose credit quality and maturity composition were similar to the Fund.

	Total Return*	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Nebraska Tax-Free Income Fund**	3.0%	3.3%	3.2%	4.2%	4.7%	5.3%

Lehman Brothers 5-Year Municipal Bond Index#	6.2	4.2	3.4	4.7	4.9	5.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.03% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (the “Partnership”). The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During these periods, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table shows a profile of our portfolio as of March 31:

Average Maturity	7.6 years
Average Duration	3.5 years
30-Day SEC Yield at 3-31-08	3.3%
Average Rating	AA
Income from municipals exempt from federal and Nebraska income taxes	Over 80%
Income subject to alternative minimum tax	Less than 5%

Fiscal Year in Review

          A longstanding relationship between municipal bond yields and taxable alternatives (U.S. Treasury bonds, for example) became unhinged in the past year. Since municipal bonds generate interest income that is exempt from Federal (and usually state income) taxes, their yields have historically been less than U.S. Treasury bonds. As an example, the graph below, courtesy of Citigroup and Thomson Financial, depicts this relationship between 10-year municipal and 10-year Treasury bonds over a 12-year time span (January 1996 to April 2008). Until early this year, 10-year municipal bonds yielded less than 10-year Treasuries, and have averaged approximately 80% of their taxable counterpart over this long period of time. That municipal bonds should yield less than Treasury bonds makes intuitive sense given munis’ tax-free advantage. However, a host of issues conspired to push this relationship above 100% early this year. This is a rare occurrence in the municipal marketplace and, absent credit concerns, typically only occurs when investors are concerned that Congress might remove their tax-exempt status – not an issue at the present time.

Ten-Year Munis as a Pct of Ten-Year Treasuries, Jan 96-Apr 08

Sources: Yield Book® and Citi.

          The principal result of the disconnect in yield relationship between municipal bonds and Treasuries was that shorter-term municipal bond yields (less than 10 years) declined meaningfully less than Treasury yields. Longer-term municipal bond yields (greater than 10 years), however, actually rose materially (prices fell).

          So what has buffeted the municipal bond marketplace to create this seeming anomaly? Some key contributors include:

•

The center of the turmoil was likely the result of leverage. Hedge funds and other traders, who bought longer-term municipal bonds with borrowed money, were forced to sell as the unfolding credit crunch spread. This flood of selling pushed prices lower.

•

A major contributor was the ongoing plight of the bond insurers, which many state and local governments use to protect their bonds – and (hopefully) win them lower interest rates. Bond insurers such as Ambac Financial Group, Inc. and MBIA, Inc. have been hurt by guarantees they made away from their core municipal guarantee business. As these once AAA-rated bond insurers have been downgraded, municipal bonds backed by these insurers have experienced price declines – not because the quality of the underlying bond went down, but because of the real or perceived decrease in the value of the insurance coverage.

•

The seizing up of the market for auction rate securities has been a problem for municipal bond issuers. These typically long-term debt instruments carry floating interest rates that are reset weekly or monthly via an auction process. As the investment banks that ran the auctions stopped committing their capital to make sure the auctions ran smoothly, this market largely froze up and added to the anxiety about liquidity. This increased upward pressure on long municipal bond yields as investors anticipated many of these auction rate securities would be re-issued as longer-term bonds.

•

The dramatic decline in U.S. Treasury interest rates may also have added to the breakdown in the historical relationship between municipal bond and Treasury yields. It is plausible that U.S. Treasury bond yields are artificially low as investors have sought the relative safety and comfort of the government guarantee.

          For further discussion on the events of the past year, please see the “Fiscal Year in Review” section of the Short-Intermediate Income Fund letter.

Portfolio Review

          The Nebraska Tax-Free Income Fund had a total return of 3.0% in fiscal 2008, compared to 6.2% for the Lehman Brothers 5-year Municipal Bond Index, our Fund’s primary benchmark. This one-year outcome is somewhat discouraging, especially since it is our first full fiscal year in our current form (i.e. public mutual fund). Our investments in 10-year and longer municipal bonds (non-existent in the Lehman Brothers index) particularly hurt our results as they experienced the largest price declines. The credit quality of these bonds (as well as our entire portfolio) is solid and we expect to recover these price declines at maturity, if not before. More importantly, we have taken advantage of the rare opportunity to invest capital in the Fund at yields well in excess of Treasury bonds (before adjusting for the tax-exempt benefit).

          As a reminder, we invest in a portfolio of bonds of varying maturities that we believe represent the best opportunities. The Lehman Brothers index, on the other hand, is a static index of 4-6 year bonds. We believe our portfolio positioning affords us the best opportunity to generate solid long-term returns and are willing to accept shorter periods of underperformance (like now) to accomplish this goal.

          Turning to portfolio metrics, over the past year, the average duration of our Fund was unchanged at 3.5 years while the average maturity declined to 7.6 from 8.5 years. The overall credit quality of Fund investments remains high and we are well-positioned to take advantage of any further opportunities the market may present us.

Outlook

          The divergence in inflation and interest rates over the past year is reason for caution, we believe. Inflation measures (both consumer and producer) have risen meaningfully while interest rates (U.S. Treasury) have fallen even more. The Consumer Price Index, for example, has risen 4% in the past year, up from a 2.8% rise a year ago. Five-year Treasury bond yields, on the other hand, have declined by nearly half to 2.4% at March 31. High inflation is not the friend of the bond investor as it erodes the purchasing power of interest returns. While it’s plausible that a recession (if one occurs in the U.S.) could lower inflationary pressures in the economy, we believe U.S. Treasury rates are still abnormally low. The tremendous ‘flight to quality’ by investors fearful of further cataclysmic events certainly explains much of this decline in Treasury rates.

          The opportunities in the municipal marketplace have been real, we believe, and we have taken advantage of them. The absolute low level of interest rates (particularly U.S. Treasuries) does give us reason for pause, however. Given these crosscurrents, we expect to be more defensively positioned by holding cash reserves while we remain on the lookout for qualifying investments with more favorable terms.

Annual Shareholder Information Meeting – Tuesday, May 27, 2008

          Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 27. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. Thanks for your continued support, and we look forward to seeing you there.

Best Regards,

Thomas D. Carney
Portfolio Manager
tom@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets in the Fund invested in a particular State.

FUND PERFORMANCE - NEBRASKA TAX-FREE INCOME FUND
(Unaudited)

The following table summarizes performance information for the Nebraska Tax-Free Income Fund (the “Fund”) and its predecessor, Weitz Income Partners Limited Partnership (the “Partnership”). The Fund succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 29, 2006. The investment objectives, policies, guidelines and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company.

Period Ended	NE Tax-Free	Lehman 5-Yr	Difference NE Tax-Free - Lehman 5-Yr

Dec. 31, 1998	6.1%	5.8%	0.3%
Dec. 31, 1999	-1.2	0.7	-1.9
Dec. 31, 2000	9.9	7.7	2.2
Dec. 31, 2001	3.9	6.2	-2.3
Dec. 31, 2002	8.0	9.3	-1.3
Dec. 31, 2003	4.3	4.1	0.2
Dec. 31, 2004	3.4	2.7	0.7
Dec. 31, 2005	2.2	0.9	1.3
Dec. 31, 2006	3.3	3.3	0.0
Dec. 31, 2007	3.6	5.2	–1.6
Mar. 31, 2008 (3 months)	0.4	1.9	–1.5

10-Year Cumulative Return ended Mar. 31, 2008	50.5	57.6	–7.1
10-Year Average Annual Compound Return ended Mar. 31, 2008	4.2	4.7	–0.5

This chart depicts the change in the value of a $10,000 investment in the Fund for the period March 31, 1998, through March 31, 2008 as compared with the growth of the Lehman Brothers 5-Year Municipal Bond Index (“Lehman 5-Yr”) during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of the Fund for the one, five and ten year periods ended March 31, 2008 was 3.0%, 3.2% and 4.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.03% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the performance of the Fund might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND
(Unaudited)

State Breakdown

Nebraska	78.3%
Illinois	4.0
Commonwealth of Puerto Rico	3.3
Washington	2.7
Texas	1.5
Missouri	1.4
Alaska	0.9
Minnesota	0.1
Short-Term Securities/Other	7.8

100.0%

Sector Breakdown

Power	19.9%
Higher Education	15.5
Hospital	12.4
Water/Sewer	10.5
General	7.0
Housing	1.9

Total Revenue	67.2

City/Subdivision	6.8
State/Commonwealth	6.0
School District	4.6
County	1.8

Total General Obligation	19.2

Short-Term Securities/Other	7.8
Escrow/Pre-Refunded	5.8

100.0%

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities
March 31, 2008

	Principal amount	Value

MUNICIPAL BONDS — 92.2%

Alaska — 0.9%
University of Alaska, University Revenue, Series J, FSA Insured,
5.0%, 10/01/17	$500,000	$505,775

Illinois — 4.0%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,021,640
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	185,000	199,883
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	509,350
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	512,590

		2,243,463
Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage,
Series D, 6.0%, 1/01/16	40,000	40,058

Missouri — 1.4%
Joplin, Industrial Development Authority, Revenue, Series A,
Catholic Health Initiatives, 5.125%, 12/01/15	750,000	758,100

Nebraska — 78.3%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured, 5.3%, 12/15/18	700,000	702,919
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	502,995
Series B, 4.65%, 6/15/12	500,000	506,275
Douglas County, Educational Facility Revenue, Series A, Creighton
University Project, FGIC Insured, 3.5%, 9/01/12	255,000	255,171
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health — Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	255,417
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	242,051
Douglas County, Hospital Authority #2, Revenue,
Lakeside Village Project, 5.125%, 12/15/22	500,000	508,080
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	402,580
Nebraska Medical Center Project, 5.0% 11/15/15	295,000	311,821
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	521,090
MBIA Insured, 4.3%, 11/15/14	500,000	508,055
4.75%, 6/15/17	490,000	490,823

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.3% (continued)
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	$500,000	$518,835
5.2%, 12/15/26	500,000	509,090
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	195,201
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s
Henry Doorly Zoo Project,
4.2%, 9/01/16	600,000	596,868
4.75%, 9/01/17	200,000	204,884
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	468,930
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	524,955
5.125%, 8/15/16	500,000	526,860
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	486,096
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	877,438
3.45%, 4/01/14	650,000	654,706
Hastings, Electric System Revenue, Refunding, FSA Insured,
5.0%, 1/01/19	750,000	772,845
Lancaster County, Hospital Authority #1, Revenue, Bryan LGH
Medical Center,
4.0%, 6/01/10	380,000	385,005
Series A-2, AMBAC Insured, 4.512%, 6/01/31 (Auction
Rated Security)#	500,000	500,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	202,224
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	500,000	530,580
5.0%, 9/01/18	1,000,000	1,064,440
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	936,030
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	258,067
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	942,251
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	822,296
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	400,000	402,396
Nebraska Educational Financial Authority, Revenue, Refunding,
Creighton University Project, FGIC Insured,
4.729%, 8/01/31, (Auction Rated Security)	400,000	400,000
Hastings College Project, 5.05%, 12/01/23	500,000	461,800
Nebraska Wesleyan University Project, Radian Insured,
5.15%, 4/01/22	1,000,000	1,000,000

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.3% (continued)
Nebraska Educational Telecommunications Commission,
Revenue, DTV Project, 6.0%, 2/01/10	$455,000	$477,272
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund, 5.15% 1/01/16	200,000	201,700
Nebraska Investment Financial Authority, Health Facility Revenue,
Childrens Hospital Obligated Group, Refunding, Series A,
3.623%, 8/15/32 (Auction Rated Security)#	850,000	850,000
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.0% 11/15/14	250,000	253,985
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.45%, 11/15/17	455,000	458,640
Nebraska Investment Financial Authority, Single Family
Housing Revenue, Series C, AMT
4.05%, 3/01/12	285,000	288,577
4.05%, 9/01/12	340,000	344,066
4.125%, 3/01/13	375,000	375,769
Nebraska Public Power District, Revenue,
Series A, 5.0%, 1/01/17, Pre-Refunded 1/01/09 @ 101	1,000,000	1,033,950
Series A, 5.125%, 1/01/18, Pre-Refunded 1/01/09 @ 101	425,000	439,824
Series B, 5.0%, 1/01/21	1,000,000	1,050,560
Nebraska State Colleges Facility Corp., Deferred Maintenance
Revenue, MBIA Insured,
4.25%, 7/15/15	405,000	419,309
5.0%, 7/15/16	200,000	216,296
4.0%, 7/15/17	200,000	199,960
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project, 5.25%, 1/01/19	750,000	784,695
Omaha, Douglas County, General Obligation, Public Building
Commission, 5.1%, 5/01/20	750,000	775,357
Omaha, General Obligation, Refunding, 4.5%, 12/15/17	250,000	256,312
Omaha, Public Facilities Corp., Lease Revenue, Series C,
Rosenblatt Stadium Project,
3.9%, 10/15/17	235,000	238,946
3.95%, 10/15/18	240,000	241,243
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	500,000	517,930
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	419,340
Series A, Escrowed to Maturity, 7.625%, 2/01/12	410,000	452,517
Series A, 4.25%, 2/01/18	900,000	911,349
Series A, 4.1%, 2/01/19	1,000,000	995,110
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	929,960
Series C, 5.5%, 2/01/14	280,000	307,535

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.3% (continued)
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	$520,000	$544,908
4.0%, 11/15/14	250,000	260,903
Papillion, General Obligation, Bond Anticipation Notes,
Series A, 3.7%, 6/01/09	700,000	701,694
Platte County, Hospital Authority #1, Revenue, Columbus
Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	259,625
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	791,258
Saline County, Hospital Authority #1, Revenue, Bryan LGH Medical
Center, Refunding, Series B, 3.894%, 6/01/31 (Auction Rated Security)#	500,000	500,000
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,522
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,194
Scottsbluff County, Hospital Authority #1, Revenue, Regional
West Medical Center, 6.375%, 12/15/08	40,000	40,110
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured, 4.625%, 9/15/21	1,000,000	1,011,130
Bond Anticipation Notes, 4.0%, 12/15/08	1,000,000	1,015,120
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,039,960
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	588,992
Omaha Health & Recreation Project, 4.05%, 5/15/19
(settlement date 4/2/08)	390,000	387,914
Omaha Health & Recreation Project, 5.0%, 5/15/33
(settlement date 4/2/08)	700,000	694,022
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	593,527
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	802,864
Refunding, Lincoln Parking Project, 4.0%, 6/01/17(b)	1,070,000	1,088,586

		43,615,605
Puerto Rico — 3.3%
Commonwealth,
Refunding, Series B4, FSA Insured, 6.0%, 7/01/28 (Auction
Rated Security)	800,000	800,000
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	990,000	1,047,460

		1,847,460

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Texas — 1.5%
San Antonio, Electric & Gas Revenue, Series A
5.0%, 2/01/18	$325,000	$331,490
5.0%, 2/01/18, Pre-Refunded 2/01/09 @ 101	175,000	181,475
5.25%, 2/01/14	320,000	329,696

		842,661
Washington — 2.7%
Vancouver, Water & Sewer Revenue, Refunding, MBIA Insured,
4.75%, 6/01/16	500,000	501,385
Washington State, General Obligation, Variable Purpose,
Series B, 5.0%, 1/01/19	1,000,000	1,009,690

		1,511,075

Total Municipal Bonds (Cost $50,710,513)		51,364,197

SHORT-TERM SECURITIES — 8.7%

Wells Fargo Advantage Tax-Free Money Market Fund 2.1%(a)
(Cost $4,817,220)	4,817,220	4,817,220

Total Investments in Securities (Cost $55,527,733)		56,181,417
Other Liabilities in Excess of Other Assets — (0.9%)		(495,996)

Net Assets — 100.0%		$55,685,421

Net Asset Value Per Share		$9.95

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

(b)	Designated to cover a forward purchase commitment.

#	Illiquid and/or restricted security that has been fair valued.

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND AND
GOVERNMENT MONEY MARKET FUND

April 16, 2008

Dear Fellow Shareholder:

Short-Intermediate Income Fund Overview

          The Short-Intermediate Income Fund’s total return for the first quarter of 2008 was +2.3%, which consisted of approximately +0.9% from net interest and dividend income (after deducting fees and expenses) and +1.4% from (net realized and unrealized) appreciation of our bonds and other investments. Our first quarter return was less than the 3.0% return of the Lehman Brothers Intermediate U.S. Government/Credit Index, our Fund’s primary benchmark. For the fiscal year ended March 31, 2008, our total return was +7.0%.

          The table below shows the results of the Short-Intermediate Income Fund over various time periods through March 31, 2008, along with the Lehman Brothers Intermediate U.S. Government/Credit Index and two additional Lehman Brothers Indexes with a shorter average maturity (1-3 and 1-5 year) which more closely resemble the historical average life of our Fund.

	Total Return*	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	7.0%	4.8%	4.4%	5.1%

Lehman Brothers Intermediate U.S. Government/Credit Index#	8.9	5.7	4.4	5.9
Lehman Brothers 1-5 Year U.S. Government/Credit Index#	8.7	5.5	4.0	5.5
Lehman Brothers 1-3 Year U.S. Government/Credit Index#	8.2	5.3	3.7	5.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.67% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp

.
*	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table and chart show a profile of our portfolio and asset allocation as of March 31:

Average Maturity	3.0 years
Average Duration	1.7 years
Average Coupon	4.2%
30-Day SEC Yield at 3-31-08	3.4%
Average Rating	AA+

Fiscal Year in Review

          Charles Dickens came to mind in trying to describe the events of the past year in the fixed-income marketplace —“It was the best of times, it was the worst of times”. The best of times were had by owning U.S. Treasury bonds, as yields fell dramatically (prices rose). The latter half of the fiscal year, particularly, was marked by rising turbulence in the financial markets. This led to increased risk aversion and a dramatic ‘flight to quality’, primarily U.S. Treasury securities.

          The worst of times were also an unfortunate experience last year. The storm that began in the subprime segment of the mortgage market took on crisis-like qualities as summer turned to fall and began to have a broader effect on the economy. Business and consumer confidence fell. Transparency and liquidity, key components of healthy capital markets, were periodically unavailable as worries of large, but yet-to-be disclosed, losses pervaded the stock and bond markets. These concerns and events led to a radical, and belated, reassessment of risk by investors who had been willing to accept yields that, in retrospect, provided insufficient compensation given the risks involved.

          Borrowing further from Dickens’ A Tale of Two Cities, last year may also be dubbed the “age of foolishness” as layers of leverage added to the misery for some. Declining asset prices and high leverage conspired to sink a number of large investment funds, leaving investors with little to nothing. And investors were painfully reminded that all AAA-rated bonds are not created equal. Wall Street alchemy and rating agency support succeeded in turning pyrite into gold (for a time) – transforming low investment grade (BBB-rated) mortgage securities and other assets into mostly AAA-rated instruments in the securitization market through the power of perceived diversification. As delinquencies and losses mounted for these newly created “AAA” bonds, investors may have felt like so many prospectors who mistook pyrite for the real thing.

          The monetary (Federal Reserve) and fiscal (Congressional) response to the unfolding credit crisis has been dramatic and historic. Actions not used since the Great Depression, and a few new ones, have been (or will be) implemented to alleviate the stress in the financial markets. Here is a recap of some of the actions taken to date:

•

The Federal Reserve has lowered the Federal Funds rate by 300 basis points (a basis point is one one-hundredth of a percent), the largest and swiftest decline in over a decade. This has resulted in a dramatic steepening of the yield curve, where yields of shorter-maturity instruments (e.g. T-Bills) are much lower than longer-maturity instruments (e.g. 10-year bonds). Changes in the Federal Funds rate tend to act with a lag in the economy, but this reduction in short-term rates may alleviate some of the rate shock for some homeowners with adjustable-rate mortgages that are set to re-price this year.

•

The Federal Reserve has injected enormous amounts of liquidity into the markets, approximately $400 billion, via an alphabet soup of lending facilities (FAF, TSLF, PDCF) to depository institutions and primary dealers. One of the intended goals of these actions is to improve trading conditions and increase the willingness of market participants to provide credit to households and firms.

•

With the consent of Congress and their regulator, the two largest participants in the mortgage market (Freddie Mac and Fannie Mae) have been granted permission to provide up to $200 billion of immediate liquidity to segments of the mortgage-backed securities market.

•	And beginning May 2, the IRS will start mailing out rebate checks to many households as part of a $152 billion stimulus package to help boost the flagging economy.

          These dramatic actions, and others, may succeed in lessening the impact of the current credit crisis. They also have the capacity to create unintended consequences, the most troubling of which could be a meaningful rise in the long-term inflation level. Since inflation is a genie best left in the bottle, we will be particularly focused on what implications this should have on the Fund’s portfolio allocations.

Portfolio Review

          The Short-Intermediate Income Fund had a total return of 7.0% in fiscal 2008, compared to 8.9% for the Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC), our Fund’s primary benchmark. Most of this difference can be attributed to unrealized price declines in the Fund’s corporate bond and common and preferred stock segments. It’s also worth noting that, over the years, our portfolio has almost always been constructed with a shorter average life (i.e. duration) and of higher quality than the LBIGC. We chose this benchmark to highlight that we could periodically invest longer term and/or lower quality when conditions warranted. The effect over time of our portfolio construction (typically shorter average life) has been a penalty in bull markets for Treasury bonds (like now), but a boost to performance when interest rates rise.

          Compared to a year ago, the average maturity of our Fund was unchanged at 3.0 years. The duration declined to 1.7 from 2.6 years, and the average coupon decreased to 4.2% from 4.4%. The overall credit quality of our portfolio remains very high with approximately 89% of the portfolio invested in AAA rated securities (not BBB-rated bonds masquerading as AAA, but true AAA) or U.S. Treasury, U.S. government agency-guaranteed Mortgage-Backed Securities (MBS) and cash.

          U.S. Treasury bonds account for approximately 6% of our Fund, down from 34% a year ago. This segment added materially to our performance last year. Given the rapid decline in yields that U.S. Treasury bonds have experienced, the risk/reward now appears particularly unfavorable. The 5-year Treasury yield at March 31 was 2.4%. Inflation would have to fall materially from its current pace of 4% (as measured by the Consumer Price Index) to leave any purchasing power (or ‘real’) return for investors buying Treasuries with today’s low yields.

          MBS exposure increased the most in the past year, to approximately 49% of our Fund from 37% a year ago. The risk aversion that has gripped the marketplace in the past year has even affected the high-quality, agency-guaranteed mortgage-backed securities market. At one point, yield spreads for Fannie Mae and Freddie Mac MBS increased to over 300 basis points to the Treasury curve versus a more normal 100-150 basis point spread. Much of this spread widening occurred as leveraged investors were forced to liquidate assets to meet margin calls from their lenders. This disruption gave us the opportunity to redeploy some of the proceeds from Treasury bond sales into much higher yielding instruments while assuming minimal incremental risk. In addition, we have been monitoring and studying the developments in the subprime and Alt-A (loans made to borrowers above subprime) segments of the mortgage market, but have yet to commit any Fund capital to this area.

          Corporate bond, convertible bond and preferred or common stock exposure remains a small segment of our Fund (less than 10%). We have written in the past that our rationale for this low weighting, particularly in corporate bonds, was a lack of compensation (i.e. incremental yield over U.S. Treasury bonds) for taking on the added credit risk. The past year’s blowout of credit spreads (rise in yields and price declines of lower quality bonds compared to higher quality) certainly affirms this decision. Sometimes the best investments are those not made. However, our small exposure still detracted from our results as Newcastle Investment Corp. and Redwood Trust common shares, Six Flags convertible preferred stock and Harrah’s bonds all declined.

          The rise in credit spreads has allowed us to invest on more favorable terms than have been available in some time. An example is our investment in the USG Corporation 6.30% senior unsecured bonds maturing in 2016. USG is a leading manufacturer and distributor of building materials, maybe best known for its SHEETROCK® Brand gypsum wallboard panels. We were able to purchase these bonds at a meaningful (20 point) discount to where they were issued in May of last year. While the housing contraction has impacted USG’s near-term business prospects, we believe the market has mispriced the company’s modest leverage, strong management and attractive long-term outlook. Our near-10% yield at cost should generate attractive interest income for our Fund with possible appreciation potential as economic conditions improve.

Fund Strategy Review

          Our investment approach consists primarily of investing in a portfolio of high quality, short-to-intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. Overall, we strive to maximize our investment (or reinvestment) yield while avoiding making interest rate “bets”, particularly ones that depend on interest rates going down. We are willing to trade some upside in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

          For a small portion of our portfolio, we also search for other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). Despite the disappointing results of the past year, these types of investments (like the USG bonds) have enhanced our Fund’s historical returns.

Outlook

          The divergence in inflation and interest rates over the past year is reason for caution, we believe. Inflation measures (both consumer and producer) have risen meaningfully while interest rates (U.S. Treasury) have fallen even more. The Consumer Price Index, for example, has risen 4% in the past year, up from a 2.8% rise a year ago. Five-year Treasury bond yields, on the other hand, have declined by nearly half to 2.4% at March 31. High inflation is not the friend of the bond investor as it erodes the purchasing power of interest returns. While it’s plausible that a recession (if one occurs in the U.S.) could lower inflationary pressures in the economy, we believe U.S. Treasury rates are still abnormally low. The tremendous ‘flight to quality’ by investors fearful of further cataclysmic events certainly explains much of this decline in Treasury rates. Therefore, we expect to maintain our shorter portfolio duration compared to that of our Fund’s primary benchmark (1.7 years versus 3.8 years for the LBIGC at fiscal year end) while we continue searching for qualifying investments with more favorable terms for investors.

Government Money Market Fund Overview

          The Government Money Market Fund closed the first quarter with a 7-day effective yield of 2.14%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

          In the past year the Fund’s 7-day effective yield has declined meaningfully (by 3.05%), coinciding almost exactly with the 3% year-over-year decline in the Fed Funds rate (the overnight lending rate between banks controlled by the Federal Reserve). Most of this decline, nearly two thirds, has occurred in 2008 as the Fed has acted in historic fashion in response to a growing credit crisis.

          As we have mentioned in previous letters, the Fed Funds rate exerts an effect similar to a gravitational pull on the investment universe for our Fund. The past year has been no exception. Since we invest in ultra high-quality short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments.

          As we proceed through the balance of 2008, it seems increasingly plausible that our yield will continue to drift lower. The Fed seems poised to continue lowering the Fed Funds rate as a tool to address the ongoing turmoil in the financial markets. In anticipation of this possibility, and in reaction to the overall ‘flight to quality’, investors have already pushed Treasury bill yields meaningfully below the current Fed Funds rate. While we have limited control over the longer term direction of our Fund’s yield, which will rise and fall with changes in the Fed Funds rate, credit quality will remain high.

          If you have any questions about the mechanics of either Fund or our investment strategy, please call or email. As always, we welcome your comments and questions.

Annual Shareholder Information Meeting – Tuesday, May 27, 2008

          Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 27. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. Thanks for your continued support, and we look forward to seeing you there.

Best Regards,

Thomas D. Carney
Portfolio Manager
tom@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — SHORT-INTERMEDIATE INCOME FUND
(Unaudited)

The chart below depicts the change in the value of a $10,000 investment for the period March 31, 1998, through March 31, 2008 for the Short-Intermediate Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. Index performance is hypothetical and is shown for illustrative purposes only. A $10,000 investment in the Short-Intermediate Income Fund on March 31, 1998 would have been valued at $16,430 on March 31, 2008.

	Total Return	Average Annual Total Returns

	1-Year	5-Year	10-Year

Short-Intermediate Income Fund	7.0%	4.4%	5.1%
Lehman Brothers Intermediate U.S. Government/Credit Index	8.9	4.4	5.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 0.67% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND
(Unaudited)

Credit Quality Ratings

U.S. Treasury	6.4%
U.S. Government Agency Mortgage Related Securities	46.2
Aaa/AAA	14.0
Aa/AA	3.6
A/A	1.5
Baa/BBB	0.7
Ba/BB	1.0
B/B, below, and non-rated	4.1
Cash Equivalents	22.5

100.0%

Sector Breakdown

Mortgage-Backed Securities	44.3%
Short-Term Securities/Other	22.5
Government Agency	10.5
U.S. Treasury	6.4
Corporate Bonds	4.5
Mortgage Pass-Through Securities	4.3
Taxable Municipal Bonds	3.9
Non-Convertible Preferred Stocks	1.9
Common Stocks	1.4
Convertible Preferred Stocks	0.3

100.0%

PORTFOLIO PROFILE — GOVERNMENT MONEY MARKET FUND
(Unaudited)

Sector Breakdown

Government Agency	75.3%
Treasury Money Market Funds	23.2
Other Assets Less Other Liabilities	1.5

100.0%

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities
March 31, 2008

	Principal amount	Value

CORPORATE BONDS — 4.5%

Liberty Media Corp. 7.875% 7/15/09	$500,000	$504,236
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	386,601
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	892,452
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	1,045,232
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	487,500
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,565,660
USG Corp. 6.3% 11/15/16	1,000,000	795,000

Total Corporate Bonds (Cost $5,893,883)		5,676,681

MORTGAGE-BACKED SECURITIES — 44.3%(b)

Federal Home Loan Mortgage Corporation — 25.3%

2498 CL PD — 5.5% 2016 (0.2 years)	296,895	297,494
3125 CL A — 5.125% 2013 (0.3 years)	562,196	563,741
2878 CL TB — 5.5% 2024 (0.8 years)	1,973,800	1,995,619
2665 CL WY — 4.5% 2027 (1.3 years)	4,000,000	4,013,023
2765 CL JN — 4.0% 2019 (1.4 years)	1,648,349	1,657,138
2548 CL HB — 4.5% 2010 (1.6 years)	4,250,000	4,320,338
2692 CL QT — 4.5% 2018 (1.6 years)	2,000,000	2,027,228
2921 CL A — 5.5% 2018 (1.6 years)	1,765,556	1,800,372
2743 CL HC — 4.5% 2015 (1.9 years)	3,000,000	3,052,078
2831 CL AB — 5.0% 2018 (2.5 years)	1,374,847	1,416,459
R011 CL AB— 5.5% 2020 (2.9 years)	2,656,131	2,701,785
2627 CL LE — 3.0% 2017 (2.9 years)	1,547,725	1,509,516
2975 CL OD — 5.5% 2027 (3.1 years)	2,700,000	2,778,392
2999 CL NB — 4.5% 2017 (3.3 years)	4,000,000	4,064,412

		32,197,595
Federal National Mortgage Association — 16.6%

2003-87 CL JA — 4.25% 2033 (0.3 years)	175,450	175,404
2003-81 CL NX — 3.5% 2013 (0.5 years)	664,026	663,697
2002-74 CL TC — 5.0% 2015 (0.5 years)	250,244	251,480
2003-87 CL TE — 4.0% 2013 (0.5 years)	1,221,796	1,225,582
2003-20 CL QC — 5.0% 2027 (1.0 years)	799,372	804,551
2002-74 CL TD — 5.0% 2015 (1.5 years)	4,000,000	4,078,596
2003-113 CL PC — 4.0% 2015 (1.6 years)	1,010,000	1,019,434
2006-78 CL AV — 6.5% 2017 (2.3 years)	2,101,229	2,204,439

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal National Mortgage Association — 16.6% (continued)
2004-81 CL KC — 4.5% 2017 (2.4 years)	$3,000,000	$3,054,957
2003-39 CL LC — 5.0% 2022 (2.5 years)	1,188,311	1,221,901
2003-43 CL EX — 4.5% 2017 (2.7 years)	814,715	825,572
2005-59 CL PB — 5.5% 2028 (3.2 years)	2,000,000	2,055,595
2003-92 CL PD — 4.5% 2017 (3.4 years)	2,500,000	2,537,923
2003-27 CL DW — 4.5% 2017 (3.6 years)	1,000,000	1,011,686

		21,130,817
Other — 2.4%
CDMC 2003-7P CL A4 — 3.376% 2017 (3.3 years)(c)	2,738,169	2,572,844
Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.6 years)	441,305	423,319

		2,996,163

Total Mortgage-Backed Securities (Cost $55,244,247)		56,324,575

MORTGAGE PASS-THROUGH SECURITIES — 4.3%(b)

Federal National Mortgage Association — 3.3%

254863 — 4.0% 2013 (2.2 years)	549,802	553,254
255291 — 4.5% 2014 (2.5 years)	723,740	735,774
251787 — 6.5% 2018 (3.2 years)	37,022	38,743
254907 — 5.0% 2018 (3.6 years)	1,285,857	1,304,283
357985 — 4.5% 2020 (4.3 years)	1,502,670	1,497,939

		4,129,993
Federal Home Loan Mortgage Corporation — 1.0%

1386 — 5.0% 2018 (3.4 years)	413,961	420,376
18190 — 5.5% 2022 (3.7 years)	878,800	897,314

		1,317,690

Total Mortgage Pass-Through Securities (Cost $5,348,173)		5,447,683

TAXABLE MUNICIPAL BONDS — 3.9%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,144,534
Stratford, Connecticut 6.55% 2/15/13	500,000	528,525
University of California 4.85% 5/15/13	990,000	1,006,988
Nebraska Public Power District 5.14% 1/01/14	1,000,000	1,007,830
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,334,867

Total Taxable Municipal Bonds (Cost $4,959,509)		5,022,744

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 16.9%

U.S. Treasury — 6.4%

U.S. Treasury Note 3.0% 2/15/09	$5,000,000	$5,063,675
U.S. Treasury Note 2.625% 3/15/09	3,000,000	3,031,641

		8,095,316

Government Agency — 10.5%

Freddie Mac 4.0% 4/28/09	240,000	244,450
Freddie Mac 3.25% 7/09/09	1,000,000	1,012,582
Federal Home Loan Banks 4.16% 12/08/09	1,500,000	1,547,793
Fannie Mae 4.125% 4/28/10	2,000,000	2,073,904
Freddie Mac 4.125% 6/16/10	1,000,000	1,038,162
Freddie Mac 5.5% 9/15/11	1,000,000	1,089,244
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,034,853
Fannie Mae 4.375% 7/17/13	2,000,000	2,100,834
Freddie Mac 5.0% 11/13/14	3,000,000	3,237,363

		13,379,185

Total U.S. Treasury and Government Agency (Cost $20,650,107)		21,474,501

COMMON STOCKS — 1.4%

Redwood Trust, Inc.	38,000	1,381,300
Newcastle Investment Corp.	45,000	371,700

Total Common Stocks (Cost $2,483,048)		1,753,000

CONVERTIBLE PREFERRED STOCKS — 0.3%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	418,600

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Shares	Value

NON-CONVERTIBLE PREFERRED STOCKS — 1.9%

Fannie Mae 8.25% 12/13/10	50,000	$1,202,500
Freddie Mac 8.375% 12/31/12	50,000	1,220,000

Total Non-Convertible Preferred Stocks (Cost $2,496,935)		2,422,500

SHORT-TERM SECURITIES — 22.1%

Wells Fargo Advantage Government Money Market Fund 2.4%(a) (Cost $28,036,568)	28,036,568	28,036,568

Total Investments in Securities (Cost $125,926,962)		126,576,852
Other Assets Less Other Liabilities — 0.4%		524,681

Net Assets — 100%		$127,101,533

Net Asset Value Per Share		$11.74

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities March 31, 2008

	Principal amount or shares	Value

GOVERNMENT AGENCY — 75.3†

Federal Farm Credit Banks Discount Note 1.8% 4/07/08	$37,000,000	$36,988,900
Federal Home Loan Banks Discount Note 2.5% 4/09/08	25,000,000	24,986,528
Federal Home Loan Banks Discount Note 2.8% 4/25/08	15,000,000	14,972,600

		76,948,028

SHORT-TERM SECURITIES — 23.2%

Wells Fargo Advantage 100% Treasury Money Market Fund 1.4%(a)	13,762,243	13,762,243
Milestone Treasury Obligations Portfolio 1.4%(a)	10,000,388	10,000,388

Total Short-Term Securities		23,762,631

Total Investments in Securities (Cost $100,710,659)		100,710,659
Other Assets Less Other Liabilities —1.5%		1,535,791

Net Assets — 100%		$102,246,450

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at March 31, 2008.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

THE WEITZ FUNDS
Statements of Assets and Liabilities
March 31, 2008

	Value	Partners Value	Hickory

Assets:
Investments in securities at value:
Unaffiliated issuers*	$1,688,075,275	$1,132,501,045	$258,301,082
Non-controlled affiliates*	86,589,335	79,116,270	—

	1,774,664,610	1,211,617,315	258,301,082
Accrued interest and dividends receivable	3,359,578	2,338,011	666,973
Due from broker	—	—	—
Receivable for securities sold	18,652,705	14,292,499	2,711,317
Receivable for fund shares sold	193,656	244,102	20,669

Total assets	1,796,870,549	1,228,491,927	261,700,041

Liabilities:
Due to adviser	1,981,759	1,314,426	303,241
Options written, at value†	1,530,000	—	—
Payable for securities purchased	20,939,551	—	4,387,761
Payable for fund shares redeemed	4,590,903	6,732,738	340,039
Securities sold short#	—	—	—
Other expenses	—	—	—

Total liabilities	29,042,213	8,047,164	5,031,041

Net assets applicable to shares outstanding	$1,767,828,336	$1,220,444,763	$256,669,000

Composition of net assets:
Paid-in capital	$1,770,405,692	$1,206,974,175	$334,440,044
Accumulated undistributed net investment income	11,228,745	1,402,516	238,781
Accumulated net realized gain (loss)	(677,984)	(5,232,671)	(54,943,502)
Net unrealized appreciation (depreciation) of investments	(13,128,117)	17,300,743	(23,066,323)

Total net assets applicable to shares outstanding	$1,767,828,336	$1,220,444,763	$256,669,000

Net asset value, offering and redemption price per share of shares outstanding	$27.74	$17.33	$30.53

Total shares outstanding	63,728,111	70,408,376	8,407,007

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$1,715,376,477	$1,136,065,702	$281,367,405
Non-controlled affiliates	72,791,229	58,250,870	—

	$1,788,167,706	$1,194,316,572	$281,367,405

† Premiums from options written	$1,904,979	$—	$—

# Proceeds from securities sold short	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

	Partners III	Balanced	Nebraska Tax-Free Income	Short-Intermediate Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$257,548,631	$76,613,604	$56,181,417	$126,576,852	$100,710,659
Non-controlled affiliates*	2,651,997	—	—	—	—

	260,200,628	76,613,604	56,181,417	126,576,852	100,710,659
Accrued interest and dividends receivable	605,264	265,760	608,728	688,355	30,012
Due from broker	54,960,216	—	—	—	—
Receivable for securities sold	—	—	—	—	—
Receivable for fund shares sold	901	3,182	—	68,854	1,529,973

Total assets	315,767,009	76,882,546	56,790,145	127,334,061	102,270,644

Liabilities:
Due to adviser	269,335	82,151	31,783	86,833	16,814
Options written, at value†	—	—	—	—	—
Payable for securities purchased	4,195,464	568,669	1,072,542	—	—
Payable for fund shares redeemed	39,244	32,485	399	145,695	5,400
Securities sold short#	52,184,150	—	—	—	—
Other expenses	—	—	—	—	1,980

Total liabilities	56,688,193	683,305	1,104,724	232,528	24,194

Net assets applicable to shares outstanding	$259,078,816	$76,199,241	$55,685,421	$127,101,533	$102,246,450

Composition of net assets:
Paid-in capital	$271,050,427	$84,387,261	$55,029,549	$125,040,499	$102,249,141
Accumulated undistributed net investment income	327,826	306,595	72,076	197,904	—
Accumulated net realized gain (loss)	(14,341,573)	(2,377,171)	(69,888)	1,213,240	(2,691)
Net unrealized appreciation (depreciation) of investments	2,042,136	(6,117,444)	653,684	649,890	—

Total net assets applicable to shares outstanding	$259,078,816	$76,199,241	$55,685,421	$127,101,533	$102,246,450

Net asset value, offering and redemption price per share of shares outstanding	$8.55	$10.05	$9.95	$11.74	$1.000

Total shares outstanding	30,307,903	7,578,926	5,595,637	10,822,690	102,249,141

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$265,551,294	$82,731,048	$55,527,733	$125,926,962	$100,710,659
Non-controlled affiliates	1,934,546	—	—	—	—

	$267,485,840	$82,731,048	$55,527,733	$125,926,962	$100,710,659

† Premiums from options written	$—	$—	$—	$—	$—

# Proceeds from securities sold short	$61,511,498	$—	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Statements of Operations
Year Ended March 31, 2008

	Value	Partners Value	Hickory

Investment income:
Dividends:
Unaffiliated issuers*	$23,216,764	$11,004,536	$5,333,800
Non-controlled affiliates	12,220,325	7,198,273	—

	35,437,089	18,202,809	5,333,800
Interest	12,187,172	6,919,207	1,335,692

Total investment income	47,624,261	25,122,016	6,669,492

Expenses:
Investment advisory fee	25,734,193	17,490,006	3,362,975
Administrative fee	2,680,784	1,830,251	417,548
Custodial fees	47,166	34,316	10,417
Dividend expense on securities sold short	—	—	—
Interest expense	—	—	—
Registration fees	61,764	46,619	29,188
Sub-transfer agent fees	359,540	134,588	117,245
Trustees fees	145,791	98,136	18,647
Other expenses	779,445	449,162	123,494

Total expenses	29,808,683	20,083,078	4,079,514
Less expenses reimbursed by investment adviser	—	—	—

Net expenses	29,808,683	20,083,078	4,079,514

Net investment income	17,815,578	5,038,938	2,589,978

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	163,155,122	95,254,549	(4,634,000)
Non-controlled affiliates	(631,342)	—	—
Options written	—	—	357,238
Securities sold short	—	—	—

Net realized gain (loss)	162,523,780	95,254,549	(4,276,762)

Net unrealized appreciation (depreciation):
Unaffiliated issuers	(679,015,140)	(469,824,734)	(76,190,247)
Non-controlled affiliates	(37,579,660)	19,162,198	—
Options written	374,979	—	(138,519)
Securities sold short	—	—	—

Net unrealized appreciation (depreciation)	(716,219,821)	(450,662,536)	(76,328,766)

Net realized and unrealized gain (loss) on investments	(553,696,041)	(355,407,987)	(80,605,528)

Net increase (decrease) in net assets resulting from operations	$(535,880,463)	$(350,369,049)	$(78,015,550)

* Foreign taxes withheld	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

	Partners III	Balanced	Nebraska Tax-Free Income	Short-Intermediate Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers*	$4,829,556	$1,048,511	$—	$272,237	$—
Non-controlled affiliates	—	—	—	—	—

	4,829,556	1,048,511	—	272,237	—
Interest	2,409,415	1,699,856	2,382,965	5,259,267	3,843,900

Total investment income	7,238,971	2,748,367	2,382,965	5,531,504	3,843,900

Expenses:
Investment advisory fee	3,015,815	711,946	214,494	476,691	354,922
Administrative fee	382,832	161,988	100,091	200,423	160,941
Custodial fees	8,326	5,629	1,822	4,074	3,650
Dividend expense on securities sold short	867,795	—	—	—	—
Interest expense	213,516	—	—	—	—
Registration fees	30,581	25,856	14,849	21,511	26,929
Sub-transfer agent fees	34,879	34,240	22,665	35,731	34,507
Trustees fees	16,626	4,938	2,966	6,522	4,638
Other expenses	68,603	55,012	69,789	86,522	46,090

Total expenses	4,638,973	999,609	426,676	831,474	631,677
Less expenses reimbursed by investment adviser	—	—	(24,500)	—	(542,947)

Net expenses	4,638,973	999,609	402,176	831,474	88,730

Net investment income	2,599,998	1,748,758	1,980,789	4,700,030	3,755,170

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	(1,990,010)	(679,408)	(65,395)	1,447,324	(1,054)
Non-controlled affiliates	—	—	—	—	—
Options written	550,376	(474)	—	—	—
Securities sold short	(5,012,918)	—	—	—	—

Net realized gain (loss)	(6,452,552)	(679,882)	(65,395)	1,447,324	(1,054)

Net unrealized appreciation (depreciation):
Unaffiliated issuers	(73,060,440)	(12,258,667)	(261,325)	1,896,539	—
Non-controlled affiliates	(1,149,199)	—	—	—	—
Options written	(212,882)	—	—	—	—
Securities sold short	13,663,247	—	—	—	—

Net unrealized appreciation (depreciation)	(60,759,274)	(12,258,667)	(261,325)	1,896,539	—

Net realized and unrealized gain (loss) on investments	(67,211,826)	(12,938,549)	(326,720)	3,343,863	(1,054)

Net increase (decrease) in net assets resulting from operations	$(64,611,828)	$(11,189,791)	$1,654,069	$8,043,893	$3,754,116

* Foreign taxes withheld	$—	$2,228	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Statements of changes in Net Assets

	Value

	Year ended March 31,
	2008	2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$17,815,578	$20,847,264
Net realized gain (loss)	162,523,780	310,968,278
Net unrealized appreciation (depreciation)	(716,219,821)	153,775,432

Net increase (decrease) in net assets resulting from operations	(535,880,463)	485,590,974

Distributions to shareholders from:
Net investment income	(20,009,956)	(21,241,301)
Net realized gains	(305,750,842)	(189,247,059)

Total distributions	(325,760,798)	(210,488,360)

Fund share transactions:*
Proceeds from sales	192,361,391	459,271,293
Payments for redemptions	(980,592,941)	(713,503,239)
Reinvestment of distributions	295,919,555	190,685,772

Net increase (decrease) from fund share transactions	(492,311,995)	(63,546,174)

Total increase (decrease) in net assets	(1,353,953,256)	211,556,440

Net assets:
Beginning of period	$3,121,781,592	$2,910,225,152

End of period	$1,767,828,336	$3,121,781,592

Undistributed net investment income	$11,228,745	$13,423,123

*Transactions in fund shares:
Shares issued	5,308,964	11,537,045
Shares redeemed	(27,898,307)	(18,560,901)
Reinvested dividends	8,441,810	4,799,641

Net increase (decrease) in shares outstanding	(14,147,533)	(2,224,215)

The accompanying notes form an integral part of these financial statements.

	Partners Value		Hickory		Partners III

	Year ended March 31,		Year ended March 31,		Year ended March 31,
	2008	2007	2008	2007	2008	2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$5,038,938	$7,407,396	$2,589,978	$2,595,004	$2,599,998	$2,426,209
Net realized gain (loss)	95,254,549	269,766,451	(4,276,762)	15,660,861	(6,452,552)	15,781,160
Net unrealized appreciation (depreciation)	(450,662,536)	52,171,152	(76,328,766)	33,881,344	(60,759,274)	25,536,559

Net increase (decrease) in net assets resulting from operations	(350,369,049)	329,344,999	(78,015,550)	52,137,209	(64,611,828)	43,743,928

Distributions to shareholders from:
Net investment income	(7,216,957)	(10,524,431)	(3,116,768)	(1,987,488)	(2,829,383)	(2,324,851)
Net realized gains	(190,212,819)	(242,439,968)	—	—	(12,357,842)	(14,529,358)

Total distributions	(197,429,776)	(252,964,399)	(3,116,768)	(1,987,488)	(15,187,225)	(16,854,209)

Fund share transactions:*
Proceeds from sales	107,617,239	229,009,536	42,285,183	74,553,956	28,577,638	24,857,070
Payments for redemptions	(541,166,682)	(396,511,045)	(93,084,667)	(70,235,193)	(27,804,517)	(9,731,102)
Reinvestment of distributions	177,955,858	233,952,755	2,539,287	1,710,051	14,867,123	16,600,718

Net increase (decrease) from fund share transactions	(255,593,585)	66,451,246	(48,260,197)	6,028,814	15,640,244	31,726,686

Total increase (decrease) in net assets	(803,392,410)	142,831,846	(129,392,515)	56,178,535	(64,158,809)	58,616,405

Net assets:
Beginning of period	$2,023,837,173	$1,881,005,327	$386,061,515	$329,882,980	$323,237,625	$264,621,220

End of period	$1,220,444,763	$2,023,837,173	$256,669,000	$386,061,515	$259,078,816	$323,237,625

Undistributed net investment income	$1,402,516	$3,580,535	$238,781	$765,571	$327,826	$557,211

*Transactions in fund shares:
Shares issued	4,889,029	9,272,428	1,140,840	1,963,588	2,865,100	2,242,244
Shares redeemed	(25,093,961)	(16,470,331)	(2,530,899)	(1,922,957)	(2,681,759)	(904,899)
Reinvested dividends	8,122,148	9,703,067	70,604	43,190	1,479,323	1,494,784

Net increase (decrease) in shares outstanding	(12,082,784)	2,505,164	(1,319,455)	83,821	1,662,664	2,832,129

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Statements of Changes in Net Assets, Continued

	Balanced

	Year ended March 31,
	2008	2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,748,758	$1,093,548
Net realized gain (loss)	(679,882)	2,585,109
Net unrealized appreciation (depreciation)	(12,258,667)	3,886,258

Net increase (decrease) in net assets resulting from operations	(11,189,791)	7,564,915

Distributions to shareholders from:
Net investment income	(1,793,225)	(964,071)
Net realized gains	(3,738,089)	(1,547,204)

Total distributions	(5,531,314)	(2,511,275)

Fund share transactions:*
Proceeds from sales	15,754,338	24,275,214
Proceeds from shares issued in connection with reorganization(a)	—	—
Payments for redemptions	(16,018,837)	(8,670,585)
Reinvestment of distributions	5,223,150	2,453,555

Net increase (decrease) from fund share transactions	4,958,651	18,058,184

Total increase (decrease) in net assets	(11,762,454)	23,111,824

Net assets:
Beginning of period	$87,961,695	$64,849,871

End of period	$76,199,241	$87,961,695

Undistributed net investment income	$306,595	$348,854

*Transactions in fund shares:
Shares issued	1,334,944	2,005,301
Shares issued in connection with reorganization(a)	—	—
Shares redeemed	(1,425,925)	(744,692)
Reinvested dividends	458,197	210,847

Net increase (decrease) in shares outstanding	367,216	1,471,456

(a) Fund commenced operations on January 1, 2007 (See Note 1).

The accompanying notes form an integral part of these financial statements.

	Nebraska Tax-Free Income		Short-Intermediate Income		Government Money Market

	Year ended March 31, 2008	Three months ended March 31, 2007(a)
			Year ended March 31,		Year ended March 31,
			2008	2007	2008	2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,980,789	$409,673	$4,700,030	$5,241,969	$3,755,170	$3,083,902
Net realized gain (loss)	(65,395)	(4,493)	1,447,324	(62,291)	(1,054)	245
Net unrealized appreciation (depreciation)	(261,325)	(11,689)	1,896,539	2,163,335	—	—

Net increase (decrease) in net assets resulting from operations	1,654,069	393,491	8,043,893	7,343,013	3,754,116	3,084,147

Distributions to shareholders from:
Net investment income	(1,957,350)	(361,003)	(4,742,984)	(5,308,508)	(3,755,170)	(3,083,902)
Net realized gains	—	—	—	—	—	—

Total distributions	(1,957,350)	(361,003)	(4,742,984)	(5,308,508)	(3,755,170)	(3,083,902)

Fund share transactions:*
Proceeds from sales	15,047,217	2,478,219	32,488,734	27,625,026	167,022,571	147,038,660
Proceeds from shares issued in connection with reorganization(a)	—	43,255,162	—	—	—	—
Payments for redemptions	(6,054,868)	(643,907)	(34,534,880)	(70,365,512)	(147,544,732)	(132,006,799)
Reinvestment of distributions	1,536,005	338,386	4,553,969	5,088,798	3,703,485	3,026,373

Net increase (decrease) from fund share transactions	10,528,354	45,427,860	2,507,823	(37,651,688)	23,181,324	18,058,234

Total increase (decrease) in net assets	10,225,073	45,460,348	5,808,732	(35,617,183)	23,180,270	18,058,479

Net assets:
Beginning of period	$45,460,348	$—	$121,292,801	$156,909,984	$79,066,180	$61,007,701

End of period	$55,685,421	$45,460,348	$127,101,533	$121,292,801	$102,246,450	$79,066,180

Undistributed net investment income	$72,076	$48,637	$197,904	$187,153	$—	$—

*Transactions in fund shares:
Shares issued	1,503,218	247,025	2,806,445	2,430,425	167,022,571	147,038,660
Shares issued in connection with reorganization(a)	—	4,325,516	—	—	—	—
Shares redeemed	(604,070)	(64,330)	(2,999,291)	(6,200,086)	(147,544,732)	(132,006,799)
Reinvested dividends	154,473	33,805	396,527	449,114	3,703,485	3,026,373

Net increase (decrease) in shares outstanding	1,053,621	4,542,016	203,681	(3,320,547)	23,181,324	18,058,234

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Partners III Opportunity Fund
Statement of Cash Flows
Year Ended March 31, 2008

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(64,611,828)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(116,830,399)
Proceeds from sale of investment securities	112,303,603
Proceeds from securities sold short	42,886,499
Short positions covered	(34,843,220)
Purchase of short-term investment securities, net	(7,792,150)
Decrease in accrued interest and dividends receivable	4,501
Decrease in receivable for fund shares sold	24,099
Decrease in dividends payable on securities sold short	(67,485)
Increase in payable for securities purchased	577,948
Increase in payable for fund shares redeemed	39,244
Decrease in due to adviser	(65,206)
Net unrealized depreciation on investments, options and short sales	60,759,274
Net realized loss on investments, options and short sales	6,452,552

Net cash used in operating activities	(1,162,568)

Cash flows from financing activities:
Proceeds from sales of fund shares	28,577,638
Payments for redemptions of fund shares	(27,804,517)
Cash distributions to shareholders	(320,102)
Decrease in due from broker	709,549

Net cash provided by financing activities	1,162,568

Net increase (decrease) in cash	—

Cash:
Balance, beginning of period	—

Balance, end of period	$—

Supplemental disclosure of cash flow information:
Cash payments for interest	$213,516

Noncash financing activities:
Reinvestment of shareholder distributions	$14,867,123

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$40.09	$36.33	$36.14	$37.78	$26.85

Income (loss) from investment operations:
Net investment income	0.28	0.28	0.29	0.36	0.19
Net gain (loss) on securities (realized and unrealized)	(7.94)	6.31	1.14	1.51	10.89

Total from investment operations	(7.66)	6.59	1.43	1.87	11.08

Less distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.37)	(0.21)	(0.15)
Distributions from realized gains	(4.41)	(2.55)	(0.87)	(3.30)	—

Total distributions	(4.69)	(2.83)	(1.24)	(3.51)	(0.15)

Net asset value, end of period	$27.74	$40.09	$36.33	$36.14	$37.78

Total return	(21.2%)	18.3%	4.0%	5.1%	41.3%

Ratios/supplemental data:
Net assets, end of period ($000)	1,767,828	3,121,782	2,910,225	4,124,493	4,409,206

Ratio of expenses to average net assets	1.15%	1.13%	1.12%	1.10%	1.11%

Ratio of net investment income to average net assets	0.69%	0.71%	0.64%	0.95%	0.57%

Portfolio turnover rate	22%	29%	40%	26%	12%

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Partners Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$24.53	$23.52	$22.98	$22.52	$16.41

Income (loss) from investment operations:
Net investment income	0.07	0.10	0.14	0.15	0.03
Net gain (loss) on securities (realized and unrealized)	(4.67)	4.24	0.95	1.09	6.10

Total from investment operations	(4.60)	4.34	1.09	1.24	6.13

Less distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.15)	(0.08)	(0.02)
Distributions from realized gains	(2.50)	(3.19)	(0.40)	(0.70)	—

Total distributions	(2.60)	(3.33)	(0.55)	(0.78)	(0.02)

Net asset value, end of period	$17.33	$24.53	$23.52	$22.98	$22.52

Total return	(20.7%)	19.1%	4.8%	5.5%	37.4%

Ratios/supplemental data:
Net assets, end of period ($000)	1,220,445	2,023,837	1,881,005	2,633,613	2,936,054

Ratio of expenses to average net assets	1.15%	1.14%	1.14%	1.13%	1.13%

Ratio of net investment income to average net assets	0.29%	0.39%	0.49%	0.61%	0.16%

Portfolio turnover rate	24%	31%	36%	22%	11%

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Hickory Fund
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$39.69	$34.21	$31.36	$28.86	$17.97

Income (loss) from investment operations:
Net investment income	0.30	0.27	0.09	0.19	0.25
Net gain (loss) on securities (realized and unrealized)	(9.11)	5.42	2.84	2.54	10.90

Total from investment operations	(8.81)	5.69	2.93	2.73	11.15

Less distributions:
Dividends from net investment income	(0.35)	(0.21)	(0.08)	(0.23)	(0.26)
Distributions from realized gains	—	—	—	—	—

Total distributions	(0.35)	(0.21)	(0.08)	(0.23)	(0.26)

Net asset value, end of period	$30.53	$39.69	$34.21	$31.36	$28.86

Total return	(22.3%)	16.6%	9.3%	9.4%	62.2%

Ratios/supplemental data:
Net assets, end of period ($000)	256,669	386,062	329,883	328,636	274,991

Ratio of expenses to average net assets	1.21%	1.20%	1.20%	1.21%	1.30%

Ratio of net investment income to average net assets	0.77%	0.74%	0.28%	0.65%	0.96%

Portfolio turnover rate	31%	42%	65%	58%	50%

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Partners III Opportunity Fund
Financial Highlights

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.

	Year ended March 31,		Three months ended March 31, 2006(a)

	2008	2007

Net asset value, beginning of period	$11.28	$10.25	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	(2.28)	1.58	0.23

Total from investment operations	(2.19)	1.67	0.25

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	—
Distributions from realized gains	(0.44)	(0.55)	—

Total distributions	(0.54)	(0.64)	—

Net asset value, end of period	$8.55	$11.28	$10.25

Total return
	(20.1%)	16.4%	2.5	%†

Ratios/supplemental data:
Net assets, end of period ($000)	259,079	323,238	264,621

Ratio of net expenses to average net assets(c)	1.54%	1.57%	1.52	%*(b)

Ratio of net investment income to average net assets	0.86%	0.83%	0.72	%*

Portfolio turnover rate	51%	41%	32	%†

*	Annualized

†	Not Annualized

(a)	Fund commenced operations on January 1, 2006.

(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.

(c)

Included in the expense ratio is 0.07%, 0.14% and 0.12% related to interest expense and 0.29%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended March 31, 2008, 2007 and 2006, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Balanced Fund
Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Year ended March 31,				Six months ended March 31, 2004(a)

	2008	2007	2006	2005

Net asset value, beginning of period	$12.20	$11.30	$11.17	$10.52	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.16	0.14	0.09	0.01
Net gain (loss) on securities (realized and unrealized)	(1.65)	1.15	0.53	0.80	0.52

Total from investment operations	(1.42)	1.31	0.67	0.89	0.53

Less distributions:
Dividends from net investment income	(0.24)	(0.15)	(0.12)	(0.06)	(0.01)
Distributions from realized gains	(0.49)	(0.26)	(0.42)	(0.18)	—	#

Total distributions	(0.73)	(0.41)	(0.54)	(0.24)	(0.01)

Net asset value, end of period	$10.05	$12.20	$11.30	$11.17	$10.52

Total return	(12.3%)	11.8%	6.1%	8.5%	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	76,199	87,962	64,850	54,234	23,129

Ratio of net expenses to average net assets	1.12%	1.13%	1.15%	1.21%	1.25	%*††

Ratio of net investment income to average net assets	1.97%	1.53%	1.28%	0.89%	0.09	%*

Portfolio turnover rate	44%	33%	36%	50%	5	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01

††	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.

(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Nebraska Tax-Free Income Fund
Financial Highlights

The following financial information provides selected data for a share of the Nebraska Tax-Free Income Fund outstanding throughout the periods indicated.

	Year ended March 31, 2008	Three months ended March 31, 2007(a)

Net asset value, beginning of period	$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.09
Net gain (loss) on securities (realized and unrealized)	(0.06)	—	#

Total from investment operations	0.30	0.09

Less distributions:
Dividends from net investment income	(0.36)	(0.08)
Distributions from realized gains	—	—

Total distributions	(0.36)	(0.08)

Net asset value, end of period	$9.95	$10.01

Total return	3.0%	0.9	%†

Ratios/supplemental data:
Net assets, end of period ($000)	55,685	45,460

Ratio of net expenses to average net assets(b)	0.75%	0.75	%*

Ratio of net investment income to average net assets	3.69%	3.74	%*

Portfolio turnover rate	8%	2	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01.

(a)	Fund commenced operations on January 1, 2007 (See Note 1)

(b)

Absent expenses assumed by the Adviser, the expense ratio would have been 0.80% for the year ended March 31, 2008 and the annualized expense ratio would have been 1.02% for the period ended March 31, 2007.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Short-Intermediate Income Fund
Financial Highlights

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.42	$11.26	$11.50	$11.71	$11.29

Income (loss) from investment operations:
Net investment income	0.46	0.47	0.38	0.26	0.30
Net gain (loss) on securities (realized and unrealized)	0.32	0.16	(0.19)	(0.16)	0.45

Total from investment operations	0.78	0.63	0.19	0.10	0.75

Less distributions:
Dividends from net investment income	(0.46)	(0.47)	(0.39)	(0.31)	(0.33)
Distributions from realized gains	—	—	(0.04)	—	—

Total distributions	(0.46)	(0.47)	(0.43)	(0.31)	(0.33)

Net asset value, end of period	$11.74	$11.42	$11.26	$11.50	$11.71

Total return	7.0%	5.7%	1.7%	0.9%	6.7%

Ratios/supplemental data:
Net assets, end of period ($000)	127,102	121,293	156,910	157,395	95,733

Ratio of net expenses to average net assets	0.70%	0.71%	0.74%	0.75%#	0.75%#

Ratio of net investment income to average net assets	3.94%	3.90%	3.29%	2.51%	2.72%

Portfolio turnover rate	32%	7%	24%	41%	48%

#	Absent voluntary waivers, the expense ratio would have been 0.76% and 0.88% for the years ended March 31, 2005 and 2004, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Government Money Market Fund
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.042	0.047	0.030	0.010	0.005

Less distributions:
Dividends from net investment income	(0.042)	(0.047)	(0.030)	(0.010)	(0.005)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	4.4%	4.8%	2.9%	1.0%	0.5%

Ratios/supplemental data:
Net assets, end of period ($000)	102,246	79,066	61,008	40,689	49,103

Ratio of net expenses to average net assets#	0.10%	0.22%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	4.23%	4.74%	2.96%	1.00%	0.48%

#	Absent voluntary waivers, the expense ratio would have been 0.71%, 0.78%, 0.89%, 0.90% and 0.91% for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS
Notes to Financial Statements
March 31, 2008

(1)	Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2008, the Trust had eight series in operation: Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Nebraska Tax-Free Income Fund, Short-Intermediate Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”). The Nebraska Tax-Free Income Fund was originally organized in October 1985 as a Nebraska limited partnership (the “Income Partners Partnership”). Effective as of the close of business on December 29, 2006, the Income Partners Partnership was reorganized into a series of the Trust through a tax-free exchange of 4,325,516 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Income Partners Partnership. At the time of the exchange, the Income Partners Partnership had net assets of $43,255,162 including net unrealized appreciation of $926,180.

The investment objective of the Value, Partners Value, Hickory and Partners III Opportunity Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stocks and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Weitz Equity, Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•

Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b)	Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d)	Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2008 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year:

	Balanced	Short- Intermediate Income

Accumulated undistributed net investment income	$2,208	$53,705
Accumulated net realized gain (loss)	(2,208)	(53,705)

The differences are due to the tax treatment of principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.

	(e)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

	(f)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Nebraska Tax-Free Income and Short-Intermediate Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

	(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

	(i)	New Accounting Pronouncements

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements,” effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. The Funds do not believe that the impact of the adoption of SFAS 157 will be material to the financial statements.

In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161 (SFAS “161”), “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133,” which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds do not expect SFAS 161 to have a material impact on its financial statements.

(3)	Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets. Prior to August 1, 2006, the Short-Intermediate Income and Government Money Market Funds each paid an annual advisory fee equal to 0.50% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced and Short-Intermediate Income Funds did not exceed the percentage limitation during the year ended March 31, 2008. The expenses reimbursed by the Adviser for the Nebraska Tax-Free Income Fund for the year ended March 31, 2008 were $24,500. Through July 31, 2008, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.10% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Government Money Market Fund for the year ended March 31, 2008 were $542,947.

As of March 31, 2008, the controlling shareholder of the Adviser held approximately 48% of the Nebraska Tax-Free Income Fund, 45% of the Government Money Market Fund, 40% of the Partners III Fund, 35% of the Balanced Fund and 15% of the Hickory Fund.

(4)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value

	Year ended March 31,		Year ended March 31,
	2008	2007	2008	2007

Distributions paid from:
Ordinary income	$46,903,390	$41,103,769	$23,757,423	$22,951,561
Long-term capital gains	278,857,408	169,384,591	173,672,353	230,012,838

Total distributions	$325,760,798	$210,488,360	$197,429,776	$252,964,399

	Hickory		Partners III

	Year ended March 31,		Year ended March 31,
	2008	2007	2008	2007

Distributions paid from:
Ordinary income	$3,116,768	$1,987,488	$2,829,383	$2,324,851
Long-term capital gains	—	—	12,357,842	14,529,358

Total distributions	$3,116,768	$1,987,488	$15,187,225	$16,854,209

	Balanced		Nebraska Tax-Free Income

			Year ended March 31, 2008	Three months ended March 31, 2007(a)
	Year ended March 31,
	2008	2007

Distributions paid from:
Ordinary income	$2,856,335	$1,314,769	$32,826	$2,479
Tax exempt income	—	—	1,924,524	358,524
Long-term capital gains	2,674,979	1,196,506	—	—

Total distributions	$5,531,314	$2,511,275	$1,957,350	$361,003

(a) Fund commenced operations on January 1, 2007 (See Note 1)

The distributions paid by the Short-Intermediate Income and Government Money Market Funds for the years ended March 31, 2008 and 2007, were all from ordinary income.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Hickory

Undistributed ordinary income	$11,228,745	$1,402,516	$238,781
Capital loss carryforwards	—	—	(34,611,009)
Post October capital loss deferral	(497,301)	(4,517,603)	(20,165,832)
Net unrealized appreciation (depreciation)	(13,308,800)	16,585,675	(23,232,984)

	$(2,577,356)	$13,470,588	$(77,771,044)

	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Undistributed ordinary income	$327,826	$306,595	$—	$381,554
Undistributed tax exempt income	—	—	72,076	—
Undistributed long-term gains	—	—	—	1,029,590
Capital loss carryforwards	—	—	(3,798)	—
Post October capital loss deferral	(14,073,636)	(2,372,563)	(66,090)	—
Net unrealized appreciation (depreciation)	1,774,199	(6,122,052)	653,684	649,890

	$(11,971,611)	$(8,188,020)	$655,872	$2,061,034

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The Hickory Fund’s carryforward expires on March 31, 2012. The Nebraska Tax-Free Income Fund’s carryforward expires on March 31, 2015. During the fiscal year, the Hickory, Nebraska Tax-Free Income and Short-Intermediate Income Funds utilized capital loss carryforwards of $15,846,001, $695 and $99,192, respectively, to offset realized capital gains. The Government Money Market Fund has a capital loss carryforward of $2,691 which expires as follows: March 31, 2013 - $225, March 31, 2014 - $1,412 and March 31, 2016 - $1,054. The Value, Partners Value, Hickory, Partners III, Balanced and Nebraska Tax-Free Income Funds elected to defer realized capital losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on April 1, 2008.

(5)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Purchases	$507,195,380	$379,504,600	$94,046,346	$150,748,910	$46,550,417	$12,010,311	$35,618,287
Proceeds	1,035,280,451	678,369,961	114,920,021	154,314,784	34,429,586	3,527,060	58,380,427

The cost of investments is the same for financial reporting and Federal income tax purposes for the Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Hickory, Partners III and Balanced Funds is $1,788,348,389, $1,195,031,640, $281,534,066, $267,753,777 and $82,735,656, respectively.

At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Appreciation	$263,647,881	$187,253,809	$27,306,601	$28,202,993	$3,765,147	$885,616	$2,266,588
Depreciation	(277,331,660)	(170,668,134)	(50,539,585)	(35,756,142)	(9,887,199)	(231,932)	(1,616,698)

Net	$(13,683,779)	$16,585,675	$(23,232,984)	$(7,553,149)	$(6,122,052)	$653,684	$649,890

(a)	Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2008, include the following:

	Acquisition Date	Value	Partners Value	Hickory	Partners III

Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—
CIBL, Inc.	9/09/96	—	—	94,596	—
Continental Resources	1/28/87	—	—	—	43,750
Intelligent Systems Corp.	12/03/91	—	—	—	1,934,546
LICT Corp.	9/09/96	—	—	2,525,794	—

Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,620,390	$1,978,296

Value		$—	$—	$4,623,000	$2,931,997

Percent of net assets		0.0%	0.0%	1.8%	1.1%

	Acquisition Date	Nebraska Tax-Free Income

Lancaster County, Hospital Authority #1, Revenue, Bryan LGH Medical Center, Series A-2, AMBAC Insured, 4.512%, 6/01/31 (Auction Rated Security)	1/18/08	$500,000

Nebraska Investment Financial Authority, Health Facility Revenue, Childrens Hospital Obligated Group, Refunding, Series A, 3.623%, 8/15/32 (Auction Rated Security)	6/07/07	850,000

Saline County, Hospital Authority #1, Revenue, Bryan LGH Medical Center, Refunding, Series B, 3.894%, 6/01/31 (Auction Rated Security)	4/17/07	500,000

Total cost of illiquid and/or restricted securities		$1,850,000

Value		$1,850,000

Percent of net assets		3.3%

(b)   Options Written

Transactions relating to options written for the year ended March 31, 2008 are summarized as follows:

	Value		Hickory

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	—	$—	1,686	$511,289
Options written	6,000	1,904,979	3,500	871,697
Options exercised	—	—	(768)	(316,997)
Options expired	—	—	(918)	(194,292)
Options closed	—	—	(3,500)	(871,697)

Options outstanding, end of period	6,000	$1,904,979	—	$—

	Partners III		Balanced

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	2,788	$727,917	—	$—
Options written	3,000	747,168	180	65,061
Options exercised	(769)	(317,210)	—	—
Options expired	(2,019)	(410,707)	—	—
Options closed	(3,000)	(747,168)	(180)	(65,061)

Options outstanding, end of period	—	$—	—	$—

(6)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2007	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2008	Value March 31, 2008	Dividend Income	Realized Gains/ (Losses)

Redwood Trust, Inc.	2,345,000	110,000	(72,900)	2,382,100	$86,589,335	$12,220,325	$(631,342)

Partners Value

Name of Issuer	Number of Shares Held March 31, 2007	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2008	Value March 31, 2008	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp.	116,000	—	—	116,000	$4,761,800	$—	$—
Redwood Trust, Inc.	1,110,000	935,515	—	2,045,515	74,354,470	7,198,273	—

					$79,116,270	$7,198,273	$—

Partners III

Name of Issuer	Number of Shares Held March 31, 2007	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2008	Value March 31, 2008	Dividend Income	Realized Gains/ (Losses)

Intelligent Systems Corp.	883,999	—	—	883,999	$2,651,997	$—	$—

(7)	Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8)	Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9)	Margin Borrowing Agreement

The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (2.715% at March 31, 2008). Interest is accrued daily and paid monthly. The Fund held a cash balance of $54,960,216 with the broker at March 31, 2008.

The Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10)	Concentration of Credit Risk

Approximately 78% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Weitz Funds

We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising the Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Nebraska Tax-Free Income Fund, Short-Intermediate Income Fund and Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments in securities, as of March 31, 2008, and the related statements of operations (and statement of cash flows for Partners III Opportunity Fund) for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of The Weitz Funds as of March 31, 2008, the results of their operations (and cash flows for Partners III Opportunity Fund) for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
April 25, 2008

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES
(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/07 – 3/31/08” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 10/01/07	Ending Account Value 3/31/08	Annualized Expense Ratio	Expenses Paid from 10/01/07 - 3/31/08(1)

Value	Actual	$1,000.00	$817.13	1.17%	$5.32
	Hypothetical(2)	1,000.00	1,019.15	1.17%	5.91

Partners Value	Actual	1,000.00	813.69	1.16%	5.26
	Hypothetical(2)	1,000.00	1,019.20	1.16%	5.86

Hickory	Actual	1,000.00	823.60	1.23%	5.61
	Hypothetical(2)	1,000.00	1,018.85	1.23%	6.21

Partners III	Actual	1,000.00	843.60	1.53%	7.05
	Hypothetical(2)	1,000.00	1,017.35	1.53%	7.72

Balanced	Actual	1,000.00	892.48	1.15%	5.44
	Hypothetical(2)	1,000.00	1,019.25	1.15%	5.81

Nebraska Tax-Free	Actual	1,000.00	1,016.11	0.75%	3.78
	Hypothetical(2)	1,000.00	1,021.25	0.75%	3.79

Short-Intermediate	Actual	1,000.00	1,045.74	0.69%	3.53
Income	Hypothetical(2)	1,000.00	1,021.55	0.69%	3.49

Government	Actual	1,000.00	1,018.48	0.10%	0.50
Money Market	Hypothetical(2)	1,000.00	1,024.50	0.10%	0.51

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/366)

(2)	Assumes 5% total return before expenses.

OTHER INFORMATION
(Unaudited)

Tax Information

For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the amounts designated as long-term capital gain, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income

Long-term capital gain distribution	$278,857,408	$173,672,353	$—	$12,357,842	$2,674,979	$—
Qualified dividend income	19,707,447	12,107,527	1,514,400	1,759,924	433,542	63,437
Corporate dividends received deduction	19,707,447	12,107,527	1,514,400	1,774,924	433,542	63,437

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2007, which was reported in conjunction with your 2007 Form 1099-DIV.

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Nebraska Tax-Free Income and Government Money Market Funds) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also available on the Funds’ website at http://www.weitzfunds.com.

INFORMATION ABOUT THE TRUSTEES AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as Trustees or Officers of The Weitz Funds (the “Weitz Funds”). Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Trustees*

Wallace R. Weitz (Age: 58)
Position(s) Held with Trust: President; Portfolio Manager; Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) – January, 1986
Principal Occupation(s) During Past 5 Years: President, Wallace R. Weitz & Company, The Weitz Funds (and certain predecessor funds)
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Thomas R. Pansing (Age: 63)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner,
Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

*

Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to The Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees

Lorraine Chang (Age: 57)
Position(s) Held with Trust: Trustee; Chairman, Board of Trustees
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1997
Principal Occupation(s) During Past 5 Years: Partner, The Public Strategies Group, a management consulting firm, 1999-Present
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

John W. Hancock (Age: 60)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner, Hancock & Dana, an accounting firm
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Richard D. Holland (Age: 86)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Delmer L. Toebben (Age: 77)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Roland J. Santoni (Age: 66)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - February, 2004
Principal Occupation(s) During Past 5 Years: Vice President, West Development, Inc., a development company, June 2003-Present; Professor of Law, Creighton University, 1977-2003; Of Counsel, Erickson & Sederstrom, a law firm, 1978-2003
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Barbara W. Schaefer (Age: 54)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - March, 2005
Principal Occupation(s) During Past 5 Years: Senior Vice President-Human Resources and Corporate Secretary, Union Pacific Corporation, 2004-Present; Senior Vice President-Human Resources, Union Pacific Corporation, 1997-2004
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Officers

Mary K. Beerling (Age: 67)
Position(s) Held with Trust: Vice President, Secretary and Chief Compliance Officer
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1994
Principal Occupation(s) During Past 5 Years: Vice President and Chief Compliance Officer, Wallace R. Weitz & Company, Vice President and Chief Compliance Officer, The Weitz Funds (and certain predecessor funds)

Kenneth R. Stoll (Age: 46)
Position(s) Held with Trust: Vice President and Chief Financial Officer
Length of Service (Beginning Date): The Weitz Funds - April, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Chief Operating Officer, Wallace R. Weitz & Company; Vice President and Chief Financial Officer, The Weitz Funds - April 2004 to Present; Partner, PricewaterhouseCoopers LLP, an accounting firm, 1999- 2004

Bradley P. Hinton (Age: 40)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): The Weitz Funds - August, 2006
Principal Occupation(s) During Past 5 Years: Portfolio Manager - October 2003 to Present; Director of Research, Wallace R. Weitz & Company - April 2004 to Present; Vice President, Wallace R. Weitz & Company - August, 2006 to Present

The Statement of Additional Information for The Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of The Weitz Funds.

Board of Trustees
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz

Investment Adviser
Wallace R. Weitz & Company

Custodian
Wells Fargo Bank Minnesota,
National Association

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice President, Secretary &
Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief
Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund – WVALX
Partners Value Fund – WPVLX
Hickory Fund – WEHIX
Partners III Opportunity Fund – WPOPX
Balanced Fund – WBALX
Nebraska Tax-Free Income Fund – WNTFX
Short-Intermediate Income Fund – WEFIX
Government Money Market Fund – WGMXX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

5/2/08

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $222,800 and $229,800 for fiscal years ended March 31, 2008 and 2007, respectively.

(b)

Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related- services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $25,000 and $23,600 for fiscal years ended March 31, 2008 and 2007, respectively. The fees, paid by Wallace R. Weitz & Company, the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $33,450 and $29,400 for the fiscal years ended March 31, 2008 and 2007, respectively.

(d)	All Other Fees. Fees for all other services totaled $10,700 and $10,100 for fiscal years ended March 31, 2008 and 2007, respectively.

(e)

(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures. The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2- 01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2008 and 2007 was performed by full-time employees of the Registrant’s principal accountant.

(g)

The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $93,650 and $86,100 for the years ended March 31, 2008 and 2007, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date May 8, 2008

By (Signature and Title)*	/s/ Kenneth R. Stoll

Kenneth R. Stoll, Chief Financial Officer

Date May 8, 2008

* Print the name and title of each signing officer under his or her signature.